     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL
     OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF
     THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                 SUBJECT TO COMPLETION, DATED SEPTEMBER 3, 1996
          PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER   , 1996
                        THE TRAVELERS INSURANCE COMPANY

                                  PROSPECTUS:

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES

The group variable annuity contracts (the "Contracts") described in this prospectus are designed to fund plans ("Plans") established under certain sections of the Internal Revenue Code of 1986 (the "Code").

The Contracts are designed for use in conjunction with qualified pension and profit-sharing plans, tax deferred annuity plans (for public school teachers and employees of certain other tax exempt and qualifying employers), and deferred compensation plans for state and local governments. These Plans also allow for Third Party Administrator involvement. Amounts held under the Plans may be entitled to tax-deferred treatment under certain sections of the Code.

The Funding Options available under the Contracts are listed below. They may not all be available under an employer's plan or in all states. This prospectus is not valid without the current prospectuses for these Funding Options. A Fixed Account Option is also available and is described in a separate propectus. Unless specified otherwise, this prospectus refers to the Funding Options.

Managed Assets Trust                               Variable Insurance Products Fund II
  High Yield Bond Trust                            Fidelity's Asset Manager Portfolio
  Capital Appreciation Fund                        American Odyssey Funds, Inc.
  Dreyfus Stock Index Fund, Inc.                   American Odyssey Core Equity Fund
  Travelers Series Trust                             American Odyssey Emerging Opportunities Fund
    U.S. Government Securities Portfolio             American Odyssey International Equity Fund
     Utilities Portfolio                             American Odyssey Long-Term Bond Fund
     Social Awareness Stock Portfolio                American Odyssey Intermediate-Term Bond Fund
  Templeton Variable Products Series Fund            American Odyssey Short-Term Bond Fund
    Templeton Bond Fund                              The Travelers Series Fund, Inc.
     Templeton Stock Fund                            Smith Barney Income and Growth Portfolio
     Templeton Asset Allocation Fund                 Alliance Growth Portfolio
  Variable Insurance Products Fund                   Smith Barney International Equity Portfolio
    Fidelity's High Income Portfolio                 Putnam Diversified Income Portfolio
     Fidelity's Growth Portfolio                     Smith Barney High Income Portfolio
     Fidelity's Equity Income Portfolio              MFS Total Return Portfolio
                                                     Smith Barney Money Market Portfolio

This prospectus sets forth the information concerning the Separate Account that investors ought to know before investing. Additional information about the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information ("SAI") send a written request to The Travelers Insurance Company,
Attn: Annuity Services, One Tower Square, Hartford, CT 06183-5030. The Table of
Contents for the SAI dated September   , 1996 may be found on page 33 of this
prospectus. The SAI is incorporated by reference to this prospectus. For more information about the Contract, contact your registered representative, or write to us at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE SMITH BARNEY MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDING OPTIONS. THE PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUNDING OPTIONS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                      PROSPECTUS DATED: SEPTEMBER 3, 1996

                               TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS..............................................................     4
SUMMARY................................................................................     6
FEE TABLE..............................................................................     8
INTRODUCTION...........................................................................    13
THE CONTRACTS..........................................................................    13
  General..............................................................................    13
  Allocated Contracts..................................................................    13
  Unallocated Contracts................................................................    13
  Right to Return......................................................................    13
OPERATION OF THE CONTRACT..............................................................    14
  Crediting Purchase Payments..........................................................    14
  Transfers of Cash Value Between Funding Options......................................    14
  Dollar Cost Averaging................................................................    14
  Asset Allocation Advice..............................................................    14
  Transfers from Funding Options to Contracts Not Issued by Us.........................    15
  Transfers to or from Other Contracts Issued by Us....................................    15
  Transfers from Contracts Not Issued by Us............................................    15
  Contract and Participant's Individual Account Termination............................    15
  Account Value........................................................................    16
  Accumulation Unit Value..............................................................    16
PAYMENT OF BENEFITS....................................................................    16
  Death Benefits under an Allocated Contract...........................................    16
  Election of Settlement Options.......................................................    17
  Minimum Amounts......................................................................    17
  Misstatement.........................................................................    17
  Retired Life Certificate.............................................................    17
  Allocation of Cash Value During the Annuity Period...................................    18
  Annuity Options......................................................................    18
  Variable Annuity.....................................................................    18
     Amount of First Payment...........................................................    18
     Annuity Unit Value................................................................    18
     Initial Payment and Number of Annuity Units.......................................    19
     Amount of Subsequent Payments.....................................................    19
  Fixed Annuity........................................................................    19
CHARGES UNDER THE CONTRACT.............................................................    19
  Sales Loads..........................................................................    19
     Free Withdrawal Allowance.........................................................    20
  Mortality and Expense Risk Charge....................................................    20
  Funding Option Charges...............................................................    21

  Administrative Charges...............................................................    21
     Semiannual Policy Fee.............................................................    21
     Administrative Expense............................................................    21
  Premium Tax Deductions...............................................................    21
  TPA Administrative Charges...........................................................    22
THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDING OPTIONS..............................    22
  The Company..........................................................................    22
  The Separate Account.................................................................    22
  The Funding Options..................................................................    23
     Investment Advisers...............................................................    26
FEDERAL TAX CONSIDERATIONS.............................................................    27
  General..............................................................................    27
  Ownership of the Investments.........................................................    27
  Section 403(b) Plans and Arrangements................................................    28
  Qualified Pension and Profit-Sharing Plans...........................................    28
  Section 457 Plans....................................................................    29
  The Employee Retirement Income Security Act of 1974..................................    29
  Federal Income Tax Withholding.......................................................    29
  Tax Advice...........................................................................    30
MISCELLANEOUS..........................................................................    31
  Voting Rights........................................................................    31
  Distribution of the Contracts........................................................    31
  Postponement of Payment (Emergency Procedure)........................................    32
  Contract Modification................................................................    32
  Legal Proceedings....................................................................    32
APPENDIX A: TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION...................    33

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION PERIOD: The period before the commencement of Annuity payments.

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ANNUITANT: A Person on whose life the Annuity payments are to be made under a Contract.

ANNUITY: Payment of income for a stated period or amount.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to begin.

ANNUITY PERIOD: The period following the commencement of Annuity payments.

BENEFICIARY(IES): The person(s) or trustee designated to receive contract values in the event of the Participant's or Annuitant's death.

CASH SURRENDER VALUE: The Cash Value less any amounts deducted upon surrender and any applicable premium tax.

CASH VALUE: The value of the Accumulation Units in Your Account or a Participant's Individual Account less any reductions for administrative charges. Sometimes referred to as "Account Value."

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

COMPANY (WE, US, OUR): The Travelers Insurance Company.

COMPETING FUND: Any investment option under the Plan, which in our opinion, consists primarily of fixed income securities and/or money market instruments.

CONTRACT DATE: The date on which the Contract becomes effective, as shown on the Contract.

CONTRACT OWNER (YOU, YOUR): The employer or entity owning the Contract.

CONTRACT YEAR: The twelve month period commencing with the Contract Date or with any anniversary thereof.

DUE PROOF OF DEATH: (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

EXCESS PLAN CONTRIBUTIONS: Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Qualified Plan.

FIXED ANNUITY: An Annuity with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.

FUNDING OPTIONS: The variable investment options to which Purchase Payments under the Contract may be allocated.

GENERAL ACCOUNT: The Company's General Account in which amounts are held if directed to the Fixed Account during the Accumulation Period and in which reserves are maintained for Fixed Annuities during the Annuity Period.

HOME OFFICE: The Travelers Insurance Company, One Tower Square, Hartford, CT
06183

PARTICIPANT: An eligible person who is a member in the Qualified Plan.

PARTICIPANT'S INDIVIDUAL ACCOUNT: An account to which Accumulation Units are credited to a Participant or Beneficiary under the Contract.

PURCHASE PAYMENTS: Payments made to the Contract.

QUALIFIED PLAN: An employer's voluntary retirement plan which qualifies for special tax treatment under a particular section of the Internal Revenue Code.

SEPARATE ACCOUNT: The Travelers Separate Account QP for Variable Annuities.

THIRD PARTY ADMINISTRATOR ("TPA"): An entity which has contracted with the Contract Owner to provide administrative and/or distribution services for the Plan.

VALUATION DATE: A day on which the New York Stock Exchange is open for business. The value of the Separate Account is determined at the close of the New York Stock Exchange on such days.

VALUATION PERIOD: The period between the end of one Valuation Date and the end of the next Valuation Date.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

WRITTEN REQUEST: A written form satisfactory to us and received at the Home Office.

YOUR ACCOUNT: Accumulation Units credited to you under this Contract.

                                    SUMMARY
--------------------------------------------------------------------------------

CONTRACTS OFFERED

The Contracts are designed for use in conjunction with qualified pension or profit-sharing plans, tax deferred annuity plans (for public school teachers and employees and employees of certain other tax exempt and qualifying employers) and deferred compensation plans for state and local governments. The minimum Purchase Payment allowed is an average of $1,000 annually, per Participant's Individual Account or $10,000 annually per Contract.

Because of the size of these Contracts, the possible involvement of TPAs, the allocated or unallocated nature of the Contract and a competitive bidding process which may include negotiation, many of the charges imposed in the Contract are likely to vary from one Contract to the next. The Contract design allows the Company maximum flexibility, within the limitations imposed by law, to "custom design" a charge structure which is likely to be acceptable to a particular prospective Contract Owner.

RIGHT TO RETURN

For Contracts in used with deferred compensation plans, tax-deferred annuity plans, and combined qualified plan/deferred annuity plans, you may return the Contract and receive a full refund of the Cash Value (including charges) within ten days after the Contract is delivered to you, unless state law requires a longer period. (See "Right to Return," page 13.)

ASSET ALLOCATION

Some Contract Owners and/or Participants may elect to enter into an asset allocation investment advisory agreement which is fully described, including associated fees, in a separate disclosure statement. (See "Asset Allocation Advice" on page 14.)

DEATH BENEFITS

A death benefit is provided in the event of death of the Participant under a Participant's Individual Account prior to the earlier of the Participant's 75th birthday or the Annuity Commencement Date. (See "Death Benefits under an Allocated Contract" on page 16.)

ANNUITY OPTIONS

The Contract Owner selects an Annuity Commencement Date and an Annuity Option for a Participant as provided by the Plan. The Contract contains six optional annuity forms, which may be selected on either a fixed or variable annuity basis, or a combination thereof. (See "Payment of Benefits" on page 16.)

CHARGES AND FEES

Maximum levels for sales-related expenses, mortality and expense risk charges and administrative expense charges are set forth in this prospectus. These charges, as well as allocation and transfer fees are subject to negotiation or a competitive bidding process, or both, with the prospective Contract Owner prior to the issuance of a Contract.

The Company will charge a surrender charge or a contingent deferred sales charge, as negotiated. The maximum contingent deferred sales charge is 5.0% of each Purchase Payment for a period of five years from the date the Purchase Payment was made. The maximum surrender charge is 5% of the amount surrendered in the first two Contract Years, up to 4% in years three and four; up to 3% in years five and six; up to 2% in years seven and eight and 0% beginning in the ninth year. Any applicable sales charge will not exceed 8.5% of the aggregate amount of the Purchase Payments made.

The Company will make a daily charge against the value of the Contract held in the Separate Account for the Mortality and Expense Risk Charge. The maximum rate is 1.20% annually. (See "Mortality and Expense Risk Charge" on page 20.)

The Company may also charge a fee of .10% for administrative expenses under the Contract as well as a Semiannual Policy Fee (for allocated Contracts) of $15. Deductions for the payment of any premium taxes that may be levied against the Contract will be made as appropriate. (See "Charges Under the Contract" on page 19.)

                                   FEE TABLE
--------------------------------------------------------------------------------

The purpose of this Fee Table is to assist Contract Owners in understanding the various maximum costs and expenses that Contract Owners or Participants will bear, directly or indirectly, under the Contract. The information listed reflects expenses of the Separate Account as well as of the Funding Options. For additional information regarding the charges and deductions assessed under the Contract, including possible waivers or reductions of these expenses, see "Charges Under the Contract," page 19. Expenses shown do not include premium taxes, which may be applicable.

 MAXIMUM CONTRACT OWNER TRANSACTION CHARGES

        ----------------------------------------------------------------------------------
                                                            YEARS SINCE
                                                         PURCHASE PAYMENT
        CONTINGENT DEFERRED SALES CHARGE                       MADE             PERCENTAGE
        ----------------------------------------------------------------------------------
        As a percentage of purchase payments                    0-5                  5%
                                                                  6+                 0%
        OR

        ----------------------------------------------------------------------------------
                        SURRENDER CHARGE                     CONTRACT YEAR      PERCENTAGE
        ----------------------------------------------------------------------------------
        As a percentage of amount surrendered                     1-2                5%
                                                                  3-4                6%
                                                                  5-6                3%
                                                                  7-8                2%
                                                                    9+               0%

 MAXIMUM CONTRACT ADMINISTRATIVE CHARGE: ALLOCATED CONTRACTS ONLY

Semiannual Contract Administrative Charge                       $ 15
AND/OR
Funding Option Administrative Charge                             .10%
(As a percentage of amounts allocated to the variable funding options under allocated contracts)

 MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES

Mortality and Expense Risk Fees                                1.20%

(As a percentage of average daily net assets of the Separate Account)

 FUNDING OPTION EXPENSES
(as a percentage of average net assets of the Funding Option)

------------------------------------------------------------------------------------------------------
                                                                                            TOTAL
                                                 MANAGEMENT                             FUNDING OPTION
                                                    FEE                                    EXPENSES
                                                                       OTHER
                                                                     EXPENSES
                                                               (AFTER REIMBURSEMENT)
------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                           0.75%               0.10%                0.85%
High Yield Bond Trust                               0.50%               0.75%(1)             1.25%
Managed Assets Trust                                0.50%               0.08%                0.58%
U.S. Government Securities Portfolio                0.32%               0.24%                0.56%
Social Awareness Stock Portfolio                    0.65%               0.60%(1)             1.25%
Utilities Portfolio                                 0.65%               0.60%(1)             1.25%
Templeton Bond Fund                                 0.50%               0.28%                0.78%
Templeton Stock Fund                                0.47%               0.19%                0.66%
Templeton Asset Allocation Fund                     0.48%               0.18%                0.66%
Fidelity's High Income Portfolio                    0.60%               0.11%(2)             0.71%
Fidelity's Equity-Income Portfolio                  0.51%               0.10%(2)             0.61%
Fidelity's Growth Portfolio                         0.61%               0.09%(2)             0.70%
Fidelity's Asset Manager Portfolio                  0.71%               0.08%(2)             0.79%
Dreyfus Stock Index Fund                            0.25%               0.14%(3)             0.39%
American Odyssey International Equity Fund          0.68%               0.30%(4)             0.98%
American Odyssey Emerging Opportunities Fund        0.63%               0.14%(4)             0.77%
American Odyssey Core Equity Fund                   0.59%               0.11%(4)             0.70%
American Odyssey Long-Term Bond Fund                0.50%               0.16%(4)             0.66%
American Odyssey Intermediate-Term Bond Fund        0.50%               0.18%(4)             0.68%
American Odyssey Short-Term Bond Fund               0.50%               0.25%(4)             0.75%
Smith Barney Income and Growth Portfolio            0.65%               0.08%(5)             0.73%
Alliance Growth Portfolio                           0.80%               0.10%(5)             0.90%
Smith Barney International Equity Portfolio         0.90%               0.54%(6)             1.44%
Putnam Diversified Income Portfolio                 0.75%               0.22%(5)             0.97%
Smith Barney Money Market Portfolio                 0.60%               0.05%(5)             0.65%
Smith Barney High Income Portfolio                  0.60%               0.10%(5)             0.70%
MFS Total Return Portfolio                          0.80%               0.15%(5)             0.95%

(1) Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse each Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 1.25%. (This agreement may be terminated by either party upon 60 days' notice.) Without such arrangement, Other Expenses would have been 0.78%, 1.10% and 0.62% for High Yield Bond Trust, Social Awareness Stock Portfolio, and Utilities Portfolio, respectively.

(2) No reimbursement arrangement affected the Equity-Income Portfolio and the Growth Portfolio. A portion of the brokerage commissions the Fund paid was used to reduce its expenses. Such reduction may be determined at any time subject to Board approval. Without this reduction, Total Underlying Fund Expenses would have been: High Income Portfolio, 0.71% (there were brokerage commisssions paid, but it did not affect the ratio) and Asset Manager Portfolio, 0.81%.

(3) The administrator and investment adviser have agreed to reimburse the Fund for expenses in excess of 0.40%. This agreement is subject to termination by the Board upon 180 days' notice. The Management Fee and Other Expenses before reimbursement were 0.17% and 0.25%, respectively. The Management Fee prior to November 13, 1995 was .15%. On that date, a new Management Agreement became effective with a Management Fee of 0.245%.

(4) Total Underlying Fund Expenses do not take into account the expense limitations agreed to by the Manager. The Manager anticipates that as of May 1996, it will no longer waive the fees or reimburse the expenses for the International Equity Fund, the Emerging Opportunities Fund, the

    Core Equity Fund, the Long-Term Bond Fund, and the Intermediate-Term Bond Fund. Total Underlying Fund Expenses, which reflect the repayment to the Manager of prior fees waived and expenses reimbursed, were 1.08%, 0.77%, 0.70%, 0.70%, and 0.75% respectively.

  The Manager has agreed to continue, at least until May 1, 1997, to waive fees or reimburse expenses to the extent the Short-Term Bond Fund's total expense ratio exceeds 0.75%. Thereafter, the Fund is required to reimburse the Manager for any fees waived or expenses it reimbursed provided that this reimbursement by the Fund does not cause the total expense ratio to exceed the expense limitations above. Without these expense limitations and/or Manager reimbursements, Other Expenses of the Short-Term Bond Fund would have been 0.26%. Such limitations and agreements are determined annually.

(5) Total Underlying Fund Expenses are as of October 31, 1995, (the Fund's fiscal year end) taking into account the current expense limitations agreed to by the Manager. The Manager waived all of its fees for the period and reimbursed the Portfolios for their expenses. If such fees were not waived and expenses were not reimbursed, Total Underlying Fund Expenses would have been as follows: Smith Barney Income and Growth, 0.94%; Alliance Growth Portfolio, 0.97%; Putnam Diversified Income Portfolio, 1.31%; Smith Barney Money Market Portfolio, 0.94%; Smith Barney High Income Portfolio, 1.07%; and MFS Total Return Portfolio, 1.06%. Such agreements may be terminated subject to approval by the Board.

(6) During the fiscal year ended October 31, 1995, the Smith Barney International Equity Portfolio earned credits from the Custodian which reduced the service fees incurred. When these credits are taken into consideration, Total Underlying Fund Expenses for these Portfolios is 1.21%.

 EXAMPLE WITH DEFERRED SALES CHARGES (PERCENTAGE OF PURCHASE PAYMENT)*

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                   A $1,000 investment would be subject    If the Contract is NOT surrendered at
                                                   to the following expenses, assuming      the end of the period shown, a
                                                   a 5% annual return on assets, if the     $1,000 investment would be subject
                                                   Contract is surrendered at the end       to the following expenses, assuming
                                                   of the period shown**:                   a 5% annual return:
--------------------------------------------------------------------------------------------------------------------------------
                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                           $ 73     $ 120     $ 170      $257      $ 23     $  70     $ 120      $257
High Yield Bond Trust                                 77       132       190       297        27        82       140       297
Managed Assets Trust                                  70       112       156       230        20        62       106       230
U.S. Government Securities Portfolio                  70       111       155       227        20        61       105       227
Social Awareness Stock Portfolio                      77       132       190       297        27        82       140       297
Utilities Portfolio                                   77       132       190       297        27        82       140       297
Templeton Bond Fund                                   72       118       166       250        22        68       116       250
Templeton Stock Fund                                  71       114       160       238        21        64       110       238
Templeton Asset Allocation Fund                       71       114       160       238        21        64       110       238
Fidelity's High Income Portfolio                      71       116       163       243        21        66       113       243
Fidelity's Equity-Income Portfolio                    70       113       158       233        20        63       108       233
Fidelity's Growth Portfolio                           71       115       162       242        21        65       112       242
Fidelity's Asset Manager Portfolio                    72       118       167       251        22        68       117       251
Dreyfus Stock Index Fund                              68       106       146       209        18        56        96       209

American Odyssey Funds(1):
  International Equity Fund                           74       124       177       271        24        74       127       271
  Emerging Opportunities Fund                         72       118       166       249        22        68       116       249
  Core Equity Fund                                    71       115       162       242        21        65       112       242
  Long-Term Bond Fund                                 71       114       160       238        21        64       110       238
  Intermediate-Term Bond Fund                         71       115       161       240        21        65       111       240
  Short-Term Bond Fund                                72       117       165       247        22        67       115       247

American Odyssey Funds(2):
  International Equity Fund                           86       161       237       388        36       111       187       388
  Emerging Opportunities Fund                         84       155       227       369        34       105       177       369
  Core Equity Fund                                    84       153       224       363        34       103       174       363
  Long-Term Bond Fund                                 83       152       222       359        33       102       172       359
  Intermediate-Term Bond Fund                         83       152       223       361        33       102       173       361
  Short-Term Bond Fund                                84       154       226       368        34       104       176       368

Smith Barney Income and Growth Portfolio              72       116       164       245        22        66       114       245
Alliance Growth Portfolio                             73       122       173       263        23        72       123       263
Smith Barney International Equity Portfolio           79       138       199       316        29        88       149       316
Putnam Diversified Income Portfolio                   74       124       176       270        24        74       126       270
Smith Barney Money Market Portfolio                   71       114       160       237        21        64       110       237
Smith Barney High Income Portfolio                    71       115       162       242        21        65       112       242
MFS Total Return Portfolio                            74       123       175       268        24        73       125       268

---------------

 * The Example reflects the $15 Semiannual Contract Fee as an annual charge of 0.09% of assets.
** The applicable sales charge may be waived upon annuitization. (See "Charges Under the Contract," page 19.)
(1) Reflects expenses that would be incurred for those who DO NOT participate in the CHART Asset Allocation program.
(2) Reflects expenses that would be incurred for those who DO participate in the CHART Asset Allocation program.

 EXAMPLE WITH SURRENDER CHARGES (PERCENTAGE OF AMOUNT SURRENDERED)*

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                   A $1,000 investment would be subject    If the Contract is NOT surrendered at
                                                   to the following expenses, assuming      the end of the period shown, a
                                                   a 5% annual return on assets, if the     $1,000 investment would be subject
                                                   Contract is surrendered at the end       to the following expenses, assuming
                                                   of the period shown**:                   a 5% annual return:
--------------------------------------------------------------------------------------------------------------------------------
                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                           $ 74     $ 113     $ 154      $257      $ 23     $  70     $ 120      $257
High Yield Bond Trust                                 78       125       174       297        27        82       140       297
Managed Assets Trust                                  72       106       141       230        20        62       106       230
U.S. Government Securities Portfolio                  71       105       140       227        20        61       105       227
Social Awareness Stock Portfolio                      78       125       174       297        27        82       140       297
Utilities Portfolio                                   78       125       174       297        27        82       140       297
Templeton Bond Fund                                   73       111       151       250        22        68       116       250
Templeton Stock Fund                                  72       108       145       238        21        64       110       238
Templeton Asset Allocation Fund                       72       108       145       238        21        64       110       238
Fidelity's High Income Portfolio                      73       109       147       243        21        66       113       243
Fidelity's Equity-Income Portfolio                    72       106       143       233        20        63       108       233
Fidelity's Growth Portfolio                           73       109       147       242        21        65       112       242
Fidelity's Asset Manager Portfolio                    74       112       151       251        22        68       117       251
Dreyfus Stock Index Fund                              70       100       132       209        18        56        96       209

American Odyssey Funds(1):
  International Equity Fund                           75       117       161       271        24        74       127       271
  Emerging Opportunities Fund                         73       111       150       249        22        68       116       249
  Core Equity Fund                                    73       109       147       242        21        65       112       242
  Long-Term Bond Fund                                 72       108       145       238        21        64       110       238
  Intermediate-Term Bond Fund                         72       108       146       240        21        65       111       240
  Short-Term Bond Fund                                73       111       149       247        22        67       115       247

American Odyssey Funds(2):
  International Equity Fund                           87       153       219       388        36       111       187       388
  Emerging Opportunities Fund                         85       147       210       369        34       105       177       369
  Core Equity Fund                                    85       145       207       363        34       103       174       363
  Long-Term Bond Fund                                 84       144       205       359        33       102       172       359
  Intermediate-Term Bond Fund                         84       144       206       361        33       102       173       361
  Short-Term Bond Fund                                85       146       209       368        34       104       176       368

Smith Barney Income and Growth Portfolio              73       110       148       245        22        66       114       245
Alliance Growth Portfolio                             75       115       157       263        23        72       123       263
Smith Barney International Equity Portfolio           80       130       183       316        29        88       149       316
Putnam Diversified Income Portfolio                   75       117       160       270        24        74       126       270
Smith Barney Money Market Portfolio                   72       108       145       237        21        64       110       237
Smith Barney High Income Portfolio                    73       109       147       242        21        65       112       242
MFS Total Return Portfolio                            75       116       159       268        24        73       125       268

---------------

 * The Example reflects the $15 Semiannual Contract Fee as an annual charge of 0.09% of assets.
** The applicable sales charge may be waived upon annuitization. (See "Charges Under the Contract," page 19.)
(1) Reflects expenses that would be incurred for those who DO NOT participate in the CHART Asset Allocation program.
(2) Reflects expenses that would be incurred for those who DO participate in the CHART Asset Allocation program.

                                  INTRODUCTION
--------------------------------------------------------------------------------

This prospectus has been designed to provide all the necessary information to make a decision on purchasing Contracts issued in conjunction with qualified pension and profit-sharing plans, tax deferred annuity plans (for public school teachers and employees and employees of certain other tax exempt and qualifying employers) and deferred compensation plans for state and local governments. This prospectus describes only the elements of the variable Contracts. Please read the Glossary of Special Terms prior to reading this prospectus to become familiar with the terms being used.

                                 THE CONTRACTS
--------------------------------------------------------------------------------

GENERAL

The Contracts, issued on a group basis, are designed for use only with plans which qualify for special tax treatment under the Internal Revenue Code, such as tax deferred annuity plans for public school teachers and employees and employees of certain other tax-exempt organizations; pension and profit-sharing plans; and deferred compensation plans for state and local governments.

Purchase Payments may be allocated to your choice of one or more Funding Options. Purchase Payments (net of any premium taxes due) are applied to purchase Separate Account Accumulation Units of the appropriate Funding Option. The Accumulation Unit value will be determined as of the end of the Valuation Period during which the payments were received. The value of your investment during the Accumulation Period will vary in accordance with the net income and performance of each Funding Option's individual investments. While you will not receive any distributions from the Funding Options, any such distributions would be reflected in the value of that Funding Option's corresponding Accumulation Unit. During the Variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.

The Contracts may be issued on either an allocated or an unallocated basis. Both the allocated and unallocated contracts provide for fixed (General Account) and variable (Separate Account) accumulations and annuity payouts.

ALLOCATED CONTRACTS

A group allocated Contract will cover all present and future Participants under the Contract. A Participant under an allocated Contract may receive a certificate which evidences participation in the Contract.

UNALLOCATED CONTRACTS

We offer an unallocated annuity Contract, designed for use with certain Qualified Plans where the employer has secured the services of a TPA.

The Contracts will be issued to an employer or the trustee(s) or custodian of an employer's Qualified Plan. All Purchase Payments are held under the Contract, as directed by the Contract Owner. There are no individual allocations under the unallocated Contracts for individual participants in the Qualified Plan.

RIGHT TO RETURN

For Contracts in use with deferred compensation plans, tax-deferred annuity plans, and combined qualified plans/tax deferred annuity plans, you may return the Contract for a full refund of the Cash Value (including charges) within ten days after you receive it (the "free-look period"). Where state law requires a longer free look period, or the return of Purchase Payments, the Company will comply. The Contract Owner bears the investment risk during the free-look period;

therefore, the Cash Value returned may be greater or less than your Purchase Payment. All Cash Values will be determined as of the next valuation following the Company's receipt of your written request for refund.

                           OPERATION OF THE CONTRACT
--------------------------------------------------------------------------------

CREDITING PURCHASE PAYMENTS

The Purchase Payments to Your Account or to a Participant's Individual Account under a Contract are applied to purchase Accumulation Units of the selected Funding Options. With respect to an initial Purchase Payment, the Purchase Payment is credited to the applicable account within two business days of our receipt of a properly completed application or purchase order form and the initial Purchase Payment. If an application or any other information provided is incomplete when received, the Purchase Payment will be credited to the applicable account within five business days. If an initial Purchase Payment is not credited within five business days, it will be immediately returned unless you have been informed of the delay and request that the Purchase Payment not be returned.

Any subsequent payment is credited as of the Valuation Period in which it is received. For subsequent Purchase Payments, the number of Accumulation Units credited is determined by dividing the Purchase Payment by the appropriate Accumulation Unit value next computed following receipt of the payment at our Home Office.

TRANSFERS OF CASH VALUE BETWEEN FUNDING OPTIONS

You may transfer Cash Values from one or more Funding Options to other Funding Options, subject to the terms and conditions of the Contract (and your Plan). If authorized by the Contract Owner, Participants under allocated Contracts may transfer all or any of their Cash Value from one Funding Option to another up to 30 days before the due date of the first Annuity Payment.

DOLLAR COST AVERAGING (AUTOMATED TRANSFERS)

Dollar cost averaging permits the Contract Owner or Participant to transfer a fixed dollar amount to other Funding Options on a monthly or quarterly basis so that more Accumulation Units are purchased if the value per unit is low and less Accumulation Units are purchased if the value per unit is high. Therefore, a lower-than-average value per unit may be achieved over the long run.

You may elect automated transfers through written request or other method acceptable to the Company. Certain minimums apply to amounts transferred and/or to enroll in the program.

You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Contract, including provisions relating to the transfer of money between funding options. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Cash Value, Contract Owners should consider the risks involved in switching between investments available under this Contract. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

ASSET ALLOCATION ADVICE

Owners may elect to enter into a separate advisory agreement with Copeland Financial Services, inc. ("Copeland"), an affiliate of the Company. Copeland provides asset allocation advice under its CHART program, which is fully described in a separate disclosure statement. Under the CHART Program, Purchase Payments and Cash Values are allocated among the specified asset allocation funds. Copeland's charge for this advisory service is equal to a maximum of 1.50% of the assets subject to the CHART Program. The CHART Program fee will be paid by quarterly withdrawals from the Cash Values allocated to the asset allocation funds. The fee is in addition to the Contract charges described in "Charges Under the Contract." The Company will not treat these withdrawals as taxable distributions. The CHART Program may not be available in all marketing programs through which this Contract is sold.

TRANSFERS FROM FUNDING OPTIONS TO CONTRACTS NOT ISSUED BY US

You may transfer all or any part of Your Account's Cash Surrender Value from any Funding Option to any contract not issued by us. Such transfers may be subject to a sales charge, as described in the Contract. If authorized by the Contract Owner, a Participant may transfer all or any part of the Individual Account's Cash Surrender Value from one Funding Option to any contract not issued by us.

TRANSFERS TO OR FROM OTHER CONTRACTS ISSUED BY US

Under specific conditions, we may allow you to transfer to this Contract funds held by you in another group annuity contract issued by us or to transfer amounts from this Contract to another Contract issued by us without applying a sales charge to the funds being transferred. Once the transfer is complete and we have established an account for you at your direction, a new sales charge may apply, as described in the new Contract.

TRANSFERS FROM CONTRACTS NOT ISSUED BY US

Under specific conditions, when authorized by state insurance law, we may credit a Plan up to 4% of the amount transferred to us from another group annuity not issued by us as reimbursement to the Plan for any exit penalty assessed by the other issuer. We will recover this credit through reduced compensation paid to the servicing agent or broker.

CONTRACT AND PARTICIPANT'S INDIVIDUAL ACCOUNT TERMINATION

Under the allocated Contracts, if the Cash Value in a Participant's Individual Account is less than the termination amount as stated in your Contract, we reserve the right to terminate that Account and move the Cash Value of that Participant's Individual Account to Your Account.

Any Cash Value to which a terminating Participant is not entitled under the Plan will be moved to Your Account at your direction.

You may discontinue this Contract by Written Request at any time for any reason. We reserve the right to discontinue this Contract if:

     a) the Cash Value of the Contract is less than the termination amount; or

     b) We determine within our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or

     c) We receive notice that is satisfactory to us of plan termination.

If we discontinue this Contract or we receive your Written Request to discontinue the Contract, we will, in our sole discretion and judgment:

     a) accept no further payments for this Contract; and

     b) pay you the Cash Surrender Value of the Funding Options within 7 days of the date of our written notice to you, or distribute the Cash Surrender Value of each Participant's Individual Account as described in the Settlement Provisions section at your direction; and

     c) pay you the Cash Surrender Value of the Fixed Account, if applicable, as described in the Fixed Account Appendix.

If the Contract is discontinued, we will distribute the Cash Surrender Value to you no later than 7 days following our mailing the written notice of discontinuance to you at the most current address available on our records. Discontinuance of the Contract will not affect payments we are making under Annuity options which began before the date of discontinuance.

ACCOUNT VALUE

During the Accumulation Period, the Account Value can be determined by multiplying the total number of Funding Option Accumulation Units credited to that account by the current Accumulation Unit value for the appropriate Funding Option and adding the sums for each Funding Option. There is no assurance that the value in any of the Funding Options will equal or exceed the Purchase Payments made to such Funding Options.

ACCUMULATION UNIT VALUE

The Accumulation Unit value for each Funding Option will vary to reflect the investment experience of the applicable Funding Option and will be determined on each by multiplying the Accumulation Unit value of the particular Funding Option on the preceding Valuation Date by a net investment factor for that Funding Option for the Valuation Period then ended. The value of the Accumulation Unit for each Funding Option was initially established at $1.00 on the date that Purchase Payments were first allocated to that Funding Option. The net investment factor is described in the Statement of Additional Information.

You should refer to the Funding Option prospectuses which accompany this prospectus for a description of how the net assets of each Funding Option are valued since this valuation has a direct bearing on the Accumulation Unit value of the Funding Option and therefore the Contract and Account values.

                              PAYMENT OF BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFITS UNDER AN ALLOCATED CONTRACT

The allocated Contract provides that, in the event the Participant dies before the selected Annuity Commencement Date or the Participant's age 75 (whichever occurs first), the death benefit payable will be the greater of (a) the Cash Value of the Participant's Individual Account or (b) the total Purchase Payments under that Participant's Individual Account, less any applicable premium tax and prior surrenders not previously deducted as of the date we receive Due Proof of Death.

If the Participant dies on or after age 75 and before the Annuity Commencement Date, we will pay the Beneficiary the Cash Value of the Participant's Individual Account, less any applicable Premium Tax as of the date we receive Due Proof of Death.

We must be notified of a Participant's death no later than six months after the Participant's date of death in order for the Beneficiary to receive the death proceeds as described. If notification is received more than six months after the Participant's death, the Beneficiary shall receive the Cash Value of the Participant's Individual Account as of the date we receive Due Proof of Death.

The death benefit may be taken by the beneficiary in one of three ways: 1) in a single sum, in which case payment will be made within seven days of our receipt of Due Proof of Death, unless subject to postponement as explained below; 2) applied to a nonlifetime Annuity option, in which case the proceeds must be distributed within 5 years of the Participant's date of death, or 3) applied to a lifetime Annuity.

An election to receive death benefits under a form of Annuity must be made within one year after the death. The election must be made by written notice to us at our Home Office. The beneficiary may choose to have Annuity payments made on a variable basis, fixed basis, or a combination of the two.

No election to provide Annuity payments will become operative unless the amount placed under the Annuity Option is at least $2,000. The manner in which the Annuity payments are determined and in which they may vary from month to month are the same as applicable to a Participant's Individual Account after retirement.

There is no Death Benefit under unallocated Contracts.

ELECTION OF SETTLEMENT OPTIONS

Any amount distributed from the Contract may be applied to any one of the Annuity options described below.

Election of any of these options must be made by Written Request to our Home Office at least 30 days prior to the date such election is to become effective. The form of such Annuity option shall be determined by the Contract Owner. The following information must be provided with any such request:

     a) the Participant's name, address, date of birth, social security number;

     b) the amount to be distributed

     c) the Annuity option which is to be purchased;

     d) the date the Annuity option payments are to begin;

     e) if the form of the Annuity provides a death benefit in the event of the Participant's death, the name, relationship and address of the beneficiary as designated by you; and

     f) any other data that we may require.

The beneficiary, as specified in item (e) above, may be changed by you or the Annuitant as long as we are notified by Written Request while the Annuitant is alive and before payments have begun. If the beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the beneficiary. After we receive the Written Request and the written consent of the beneficiary (if required), the new beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment we made before the Written Request.

MINIMUM AMOUNTS

The minimum amount that can be placed under an Annuity option is $2,000 unless we consent to a lesser amount. If any periodic payments due are less than $100, we reserve the right to make payments at less frequent intervals.

MISSTATEMENT

If an Annuitant's sex or age was misstated, all benefits of this Contract are what the Cash Values would have purchased on the date of issue at the correct sex and age.

RETIRED LIFE CERTIFICATE

We will issue to each person to whom annuity benefits are being paid under this Contract a certificate setting forth a statement in substance of the benefits to which such person is entitled under this Contract.

ALLOCATION OF CASH SURRENDER VALUE DURING THE ANNUITY PERIOD

At the time an Annuity Option is elected, you also may elect to have the Participant's Cash Surrender Value applied to provide a Variable Annuity, a Fixed Annuity, or a combination of both.

If no election is made to the contrary, the Cash Surrender Value will provide an Annuity which varies with the investment experience of the corresponding Funding Option(s) at the time of election. You or the Participant, if you so authorize, may elect to transfer Cash Value from one Funding Option to another, as described in the provision "Transfers of Cash Value Between Funding Options," in order to reallocate the basis on which Annuity payments will be determined. Once Annuity payments have begun, no further transfers are allowed.

ANNUITY OPTIONS

OPTION 1 -- LIFE ANNUITY/NO REFUND. A Life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED. An Annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120,180 or 240 months, as elected, then we will continue to make payments to the designated beneficiary during the remainder of the period.

OPTION 3 -- JOINT AND LAST SURVIVOR LIFE ANNUITY. Monthly Annuity payments based upon the joint lifetime of two persons selected: payments made first to the Annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor.

OPTION 4 -- JOINT AND LAST SURVIVOR ANNUITY -- ANNUITY REDUCED ON DEATH OF PRIMARY PAYEE. Monthly Annuity payments to the Annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, we will continue to make monthly Annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, we will continue to make monthly Annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 5 -- FIXED PAYMENTS FOR A FIXED PERIOD OF 120, 180, OR 240 MONTHS. We will make monthly payments for the period selected. If at the death of the Annuitant, payments have been made for less than 120, 180, or 240 months, as elected, we will continue to make payments to the designated beneficiary during the remainder of the period.

OPTION 6 -- OTHER ANNUITY OPTIONS. We will make other arrangements for Annuity payments as may be mutually agreed upon by you and us.

VARIABLE ANNUITY

AMOUNT OF FIRST PAYMENT. The Life Annuity Tables are used to determine the first monthly Annuity payment. They show the dollar amount of the basic first monthly Annuity payment which can be purchased with each $1,000 applied. The amount applied to an Annuity will be the Cash Surrender Value of a Participant's Individual Account as of 14 days before the date Annuity payments start. We reserve the right to require satisfactory proof of the age of any persons on whose life Annuity payments are based before making the first payment under any of these options.

ANNUITY UNIT VALUE. The initial value of an Annuity Unit of each Funding Option was set at $1.00. On any Valuation Date, the Annuity Unit Value for a Funding Option equals the Annuity Unit Value on the immediately preceding Valuation Date, multiplied by the net investment factor for that Funding Option for the Valuation Period just ended, divided by the Assumed Daily Net Investment Factor. The Assumed Daily Net Investment Factor is given in the Contract.

The value of an Annuity Unit as of any date other than a Valuation Date will be equal to its value as of the succeeding Valuation Date.

INITIAL PAYMENT AND NUMBER OF ANNUITY UNITS. We determine the number of Annuity Units credited to the Annuitant's Individual Account in each Funding Option by dividing the basic first monthly Annuity payment attributable to that Funding Option by the Funding Option's Annuity Unit Value as of 14 days before the due date of the first Annuity payment.

AMOUNT OF SUBSEQUENT PAYMENTS. The dollar amount of any subsequent payments made to an Annuitant after the first payment date may change from month to month based on the net investment results of the Funding Option(s). The total amount of each Annuity payment will be equal to the sum of the payments in each Funding Option allocated to that Annuitant's Individual Account.

The amount of the payments made to an Annuitant is determined by multiplying, for each Funding Option, the number of Annuity Units credited to that Annuitant by the Annuity Unit Value of the Funding Option as of the date 14 days prior to the date on which payment is due and by adding the sums.

FIXED ANNUITY

A Fixed Annuity provides for payments which do not vary during the Annuity Period. The minimum guaranteed amount of the Fixed Annuity payments will be calculated as described under "Variable Annuity: Determination of First Annuity Payment" except that the Cash Surrender Value will be determined as of the day annuity payments commence. If it would produce a larger payment, the Fixed Annuity Payments will be determined using the Life Annuity Tables in effect on the Maturity Date.

                           CHARGES UNDER THE CONTRACT
--------------------------------------------------------------------------------

SALES CHARGES

Purchase Payments made under the Contract pursuant to the terms of the contracts are not subject to a front-end sales load. However, upon redemption, the Company will charge a surrender charge or a contingent deferred sales charge, as negotiated. Any sales charge, penalty tax and withholding will be deducted from either the amount surrendered or from the remaining Contract balance, as requested by the Contract Owner or Participant. The maximum contingent deferred sales charge is 5% of each Purchase Payment for a period of five years from the date the Purchase Payment was made. The maximum surrender charge is 5% of the amount surrendered in the first two Contract Years, up to 4% in years three and four; up to 3% in years five and six, up to 2% in years seven and eight and 0% beginning in the ninth year. Any applicable sales charge will not exceed 8.5% of the aggregate amount of the Purchase Payments made.

For deferred sales charge options, surrenders will be taken from Purchase Payments in the order they were received by us and then on any earnings.

The sales charges can be changed if the Company anticipates it will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of TPAs. When considering a change in the sales charges, the Company will take into account:

     (a) The expected level of initial agent or the Company involvement during the establishment and maintenance of the Contract including the amount of enrollment activity required, and the amount of service required by the Contract Owner in support of the Plan, and

     (b) Contract Owner, agent or TPA involvement in conducting ongoing enrollment of subsequently eligible Participants, and

     (c) The expected level of commission the Company may pay to the agent or TPA for distribution expenses, and

     (d) Any other factors which the Company anticipates will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan.

The surrender charge will not be assessed for withdrawals made under the following circumstances: retirement, separation from service, loans (if available in your Plan), hardship (as defined by the Code), death, disability as defined in Code section 72(m)(7), return of Excess Plan Contributions, minimum required distributions at age 70 1/2, transfers to an Employer Stock Fund, certain Plan expenses as mutually agreed upon and annuitization under this Contract or another contract issued by us.

For unallocated Contracts, we make the deductions described above pursuant to the terms of the various agreements among the custodian, the principal underwriter, and us. Contract distribution expenses may exceed the deduction for sales expenses described above. To the extent that they do, they will be borne by the Company.

FREE WITHDRAWAL ALLOWANCE. For Contracts in use with deferred compensation plans, the tax deferred annuity plans and combined qualified plans/tax-deferred annuity plans, there is a 10% free withdrawal allowance available each year after the first Contract Year. The available withdrawal amount will be calculated as of the first Valuation Date of any given Contract Year. The free withdrawal allowance applies to partial surrenders of any amount and to full surrenders, except those full surrenders transferred directly to annuity contracts issued by other financial institutions.

MORTALITY AND EXPENSE RISK CHARGE

A mortality and expense risk charge is deducted on each Valuation Date from amounts held in the Separate Account. This charge is equivalent, on an annual basis, to a maximum of 1.20% of the amounts allocated to each Funding Option. The mortality risk portion compensates the Company for guaranteeing to provide Annuity Payments according to the terms of the Contract regardless of how long the Annuitant lives and for guaranteeing to provide the death benefit if a Participant dies prior to the Annuity Commencement Date. The expense risk charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.

If the amount deducted for mortality and expense risks is not sufficient to cover the mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess will be a profit to the Company. The Company expects to make a profit from the mortality and expense risk charge.

In determining the level of the mortality and expense risk charge, the Company will consider the size of the Plan, the number of employees, Plan Participants, the demographics of the Participants, which may reduce mortality and expenses of the Plan, and any other factors which the Company considers relevant.

Although variable Annuity payments made under the Contracts will vary in accordance with the investment performance of each Funding Option's investment portfolio, payments will not be affected by (a) the Company's actual mortality experience among Annuitants after retirement or (b) the Company's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by the Company.

FUNDING OPTION CHARGES

There are certain deductions from and expenses paid out of the assets of each Funding Option. These are described in the applicable prospectus for each Funding Option.

ADMINISTRATIVE CHARGES

The following administrative charges apply only to allocated Contracts. One charge or the other, or both may apply as described in your Contract.

SEMIANNUAL POLICY FEE. A semiannual policy fee of up to $15 may be deducted from the value of each Participant's Individual Account. Any such deduction will be made pro rata from each of the Funding Options, at the end of each 6-month period. This fee is assessed only during the Accumulation Period.

ADMINISTRATIVE EXPENSE. This charge is deducted on each Valuation Date from the variable Funding Options in order to compensate the Company for certain administrative and operating expenses of the Funding Options. The charge is equivalent, on an annual basis, to a maximum of 0.10% of the daily net asset value of each Funding Options. There is no necessary relationship between the amount of the administrative charge imposed on a given contract and the amount of expenses that may be attributable to the contract. This charge is assessed during the Accumulation and Annuity Periods from each Participant's Individual Account.

Neither the semiannual policy fee nor the administrative expense charge can be increased. The charges are set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force, and the Company does not expect to profit from these charges.

As discussed below, the level of the semiannual policy fee and of the administrative expense charge is subject to negotiation. In determining the level of the semiannual fee and the administrative expense charge, we consider certain factors including, but not limited to, the following:

     (a) The size and characteristics of the Contract and the group to which it is issued including: the annual amount of Purchase Payments per Participant, the expected turnover of employees, whether the Contract Owner will remit Purchase Payment allocations electronically, and any other factors pertaining to the characteristics of the group or the Plan which may enable the Company to reduce the expense of administration.

     (b) Determination of the Company's anticipated expenses in administering the Contract, such as: billing for Purchase Payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from Contract values, and any other factors pertaining to the level and expense of administrative services which will be provided under the Contract.

     (c) TPA and/or agent involvement.

PREMIUM TAX DEDUCTIONS

Certain states or municipalities impose a premium tax, ranging up to 5.0%. A premium tax is made, if applicable, on purchase payments or contract values. On any Contract subject to a premium tax, the tax will be deducted, as provided under applicable law, either from Purchase Payments when received or from the amount applied to effect an Annuity at the time Annuity payments commence. However, we reserve the right to deduct from the Contract the state or municipality premium tax upon our determination of when such tax is due.

TPA ADMINISTRATIVE CHARGES

The Company may be directed by the Contract Owner to deduct charges from Purchase Payments or account values for payment to the Contract Owner and/or the TPA. These charges are not levied by the Contract. Such charges may include maintenance fees and transaction fees.

                       THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE FUNDING OPTIONS
--------------------------------------------------------------------------------

THE COMPANY

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNT

The Separate Account was established on December 26, 1995, in accordance with authorization by the Board of Directors of the Company. It is the Separate Account in which the Company sets aside and invests the assets attributable to the Contracts sold under this prospectus. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Securities and Exchange Commission supervision of the management or the investment practices or policies of the Separate Account or the Company.

Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. The assets in the Separate Account are not chargeable with liabilities arising out of any other business the Company may conduct. Therefore, you will not be affected by the rate of return of the Company's General Account, nor by the investment performance of any of the Company's other separate accounts.

The Company does not guarantee the investment results of the Separate Account or the Funding Options. There is no assurance that the Account Value on the Annuity Commencement Date or the aggregate amount of the Variable Annuity payments will equal the sum of Purchase Payments made under the Contract. Since each Funding Option has different investment objectives, each is subject to different risks. These risks are more fully described in the prospectuses for the Funding Options which must accompany this prospectus. Additional copies of the prospectuses may be requested from your sales representative or from the Home Office.

The Company reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Funding Option held by the Separate Account. Substitution may occur if shares of the Funding Option(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires approval of the Securities and Exchange Commission and notification to you of any such substitution. The Company also reserves the right, subject to compliance with the law to offer additional Funding Options.

THE FUNDING OPTIONS:

     MANAGED ASSETS TRUST. The objective of the Managed Assets Trust is high total investment return through a fully managed investment policy. Assets of the Managed Assets Trust will be invested in a portfolio of equity, debt and convertible securities.

     HIGH YIELD BOND TRUST.* The objective of the High Yield Bond Trust is generous income. The assets of the High Yield Bond Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically high risk securities. Please read carefully the complete risk disclosure in the Trust's prospectus before investing.

     CAPITAL APPRECIATION FUND. The objective of the Capital Appreciation Fund is growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price in both rising and declining markets.

     DREYFUS STOCK INDEX FUND. The objective of the Dreyfus Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

AMERICAN ODYSSEY FUNDS, INC.

     AMERICAN ODYSSEY CORE EQUITY FUND. The objective of the Core Equity Fund is to seek maximum long-term total return by investing primarily in common stocks of well-established companies.

     AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND. The objective of the Emerging Opportunities Fund is to seek maximum long-term total return by investing primarily in common stocks of small, rapidly growing companies.

     AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND. The objective of the International Equity Fund is to seek maximum long-term total return by investing primarily in common stocks of established non-U.S. companies.

     AMERICAN ODYSSEY LONG-TERM BOND FUND.* The objective of the Long-Term Bond Fund is to seek maximum long-term total return by investing primarily in long-term corporate debt securities, U.S. government securities, mortgage-related securities, and asset-backed securities, as well as money market instruments.

     AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND.* The objective of the Intermediate-Term Bond Fund is to seek maximum long-term total return by investing primarily in intermediate-term corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed securities, as well as money market instruments.

     AMERICAN ODYSSEY SHORT-TERM BOND FUND.* The objective of the Short-Term Bond Fund is to seek maximum long-term total return by investing primarily in investment- grade, short-term debt securities.

TRAVELERS SERIES TRUST

     U.S. GOVERNMENT SECURITIES PORTFOLIO.* The objective of the U.S. Government Securities Portfolio is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. The assets of the U.S. Government Securities Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities.

     SOCIAL AWARENESS STOCK PORTFOLIO. The investment objective of the Social Awareness Stock Portfolio is long-term capital appreciation and retention of net investment income. The Portfolio seeks to fulfill this objective by selecting investments, primarily common stocks, which meet the social criteria established for the Portfolio. Social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense systems, or in the provision of military defense related services or gambling services.

     UTILITIES PORTFOLIO. The objective of the Utilities Portfolio is to provide current income by investing in equity and debt securities of companies in the utility industries.

TEMPLETON VARIABLE PRODUCTS SERIES

     TEMPLETON BOND FUND.* The objective of the Templeton Bond Fund is high current income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world.

     TEMPLETON STOCK FUND. The objective of the Templeton Stock Fund is capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.

     TEMPLETON ASSET ALLOCATION FUND.** The objective of the Templeton Asset Allocation Fund is a high level of total return with reduced risk over the long term through a flexible policy of investing in stocks of companies in any nation and debt obligations of companies and governments of any nation. Changes in the asset mix will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND

     FIDELITY'S HIGH INCOME PORTFOLIO*. The objective of the High Income Portfolio is to seek to obtain a high level of current income by investing primarily in high yielding, lower-rated, fixed-income securities, while also considering growth of capital. Since such high yielding securities may be considered high risk, please read carefully the complete risk disclosure in the Portfolio's prospectus before investing.

     FIDELITY'S GROWTH PORTFOLIO. The objective of the Growth Portfolio is to seek capital appreciation. The Portfolio normally purchases common stocks of well-known, established companies, and small emerging growth companies, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     FIDELITY'S EQUITY-INCOME PORTFOLIO. The objective of the Equity-Income Portfolio is to seek reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the portfolio manager will also consider the potential for capital appreciation.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II

     FIDELITY'S ASSET MANAGER PORTFOLIO.** The objective of the asset manager portfolio is to seek high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.

THE TRAVELERS SERIES FUND, INC.

     SMITH BARNEY INCOME AND GROWTH PORTFOLIO. The objective of the Income and Growth Portfolio is current income and long-term growth of income and capital by investing primarily, but not exclusively, in common stocks.

     ALLIANCE GROWTH PORTFOLIO. The objective of the Growth Portfolio is long-term growth of capital by investing predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time. Current income is only an incidental consideration.

     SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO. The objective of the International Equity Portfolio is total return on assets from growth of capital and income by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

     PUTNAM DIVERSIFIED INCOME PORTFOLIO.** The objective of the Diversified Income Portfolio is to seek high current income consistent with preservation of capital. The Portfolio will allocate its investments among the U.S. Government Sector, the High Yield Sector, and the International Sector of the fixed income securities markets. Please read carefully the complete risk disclosure in the Portfolio's prospectus before investing.

     SMITH BARNEY HIGH INCOME PORTFOLIO.* The investment objective of the High Income Portfolio is high current income. Capital appreciation is a secondary objective. The Portfolio will invest at least 65% of its assets in high-yielding corporate debt obligations and preferred stock. Since such high yielding securities may be considered high risk, please read carefully the complete risk disclosure in the Portfolio's prospectus before investing.

     MFS TOTAL RETURN PORTFOLIO.** The Total Return Portfolio's objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Generally, at least 40% of the Portfolio's assets will be invested in equity securities. Please read carefully the complete risk disclosure in the Portfolio's prospectus before investing.

     SMITH BARNEY MONEY MARKET PORTFOLIO.* The Money Market Portfolio's objective is maximum current income and preservation of capital by investing in high quality, short-term money market instruments. An investment in this fund is neither insured nor guaranteed by the U.S. Government.

* The Funding Options marked with an asterisk (*) are considered Competing Funds, and may be subject to transfer restrictions. Those marked with two asterisks (**) are not currently considered Competing Funds, but may be so in the future because of an allowable change in the Funding Option's investment strategy.

An asset allocation program is available for certain Funding Options under the Contract. See "Asset Allocation Advice" on page 14.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the Funding Options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life insurance policyowners, each Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between such Contract Owners and policyowners and to determine what action, if any, should be taken in response thereto. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant to the establishment of such separate funds, but variable annuity Contract Owners and variable life insurance policyowners would no longer have the economies of scale resulting from a larger combined fund.

The Company reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Funding Option held by the Separate Account. Substitution may occur if shares of the Funding Option(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. The Company also reserves the right, subject to compliance with the law, to offer additional Funding Options.

INVESTMENT ADVISERS

The Funding Options receive investment management and advisory services from the following investment professionals:

----------------------------------------------------------------------------------------------
   INVESTMENT ALTERNATIVE             INVESTMENT ADVISER                  SUB-ADVISER
----------------------------------------------------------------------------------------------
Capital Appreciation Fund       Travelers Asset Management       Janus Capital Corporation
                                International (TAMIC)
----------------------------------------------------------------------------------------------
High Yield Bond Trust           TAMIC
----------------------------------------------------------------------------------------------
Managed Assets Trust            TAMIC                            TIMCO
----------------------------------------------------------------------------------------------
U.S. Government Securities      TAMIC
Portfolio
----------------------------------------------------------------------------------------------
Social Awareness Stock          Smith Barney Mutual Funds
Portfolio                       Management, Inc. ("SBMFM")
----------------------------------------------------------------------------------------------
Utilities Portfolio             SBMFM
----------------------------------------------------------------------------------------------
Templeton Stock Fund            Templeton Investment Counsel,
                                Inc.
----------------------------------------------------------------------------------------------
Templeton Asset Allocation      Templeton Investment Counsel,
Fund                            Inc.
----------------------------------------------------------------------------------------------
Templeton Bond Fund             Templeton Global Bond Managers
----------------------------------------------------------------------------------------------
Fidelity's High Income          Fidelity Management & Research
Portfolio                       Company
----------------------------------------------------------------------------------------------
Fidelity's Equity-Income        Fidelity Management & Research
Portfolio                       Company
----------------------------------------------------------------------------------------------
Fidelity's Growth Portfolio     Fidelity Management & Research
                                Company
----------------------------------------------------------------------------------------------
Fidelity's Asset Manager        Fidelity Management & Research
Portfolio                       Company
----------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund        Wells Fargo Nikko Investment
                                Advisors
----------------------------------------------------------------------------------------------
American Odyssey                American Odyssey Funds           Bank of Ireland Asset
International Equity Fund       Management, Inc.                 Management (U.S.) Limited
----------------------------------------------------------------------------------------------
American Odyssey Emerging       American Odyssey Funds           Wilke/Thompson Capital
Opportunities Fund              Management, Inc.                 Management, Inc.
----------------------------------------------------------------------------------------------
American Odyssey Core Equity    American Odyssey Funds           Equinox Capital Management,
Fund                            Management, Inc.                 Inc.
----------------------------------------------------------------------------------------------
American Odyssey Long-Term      American Odyssey Funds           Western Asset Management
Bond Fund                       Management, Inc.                 Company and WLO Global
                                                                 Management
----------------------------------------------------------------------------------------------
American Odyssey                American Odyssey Funds           TAMIC
Intermediate-Term Bond Fund     Management, Inc.
----------------------------------------------------------------------------------------------
American Odyssey Short-Term     American Odyssey Funds           Smith Graham & Co. Asset
Bond Fund                       Management, Inc.                 Managers,L.P.
----------------------------------------------------------------------------------------------
Smith Barney Income and         Travelers Investment Advisers,
Growth Portfolio                Inc. ("TIA")

----------------------------------------------------------------------------------------------
   INVESTMENT ALTERNATIVE             INVESTMENT ADVISER                  SUB-ADVISER
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Alliance Growth Portfolio       TIA                              Alliance Capital Management
                                                                 L.P
----------------------------------------------------------------------------------------------
Smith Barney International      TIA
Equity Portfolio
----------------------------------------------------------------------------------------------
Putnam Diversified Income       TIA                              Putnam Investment Management,
Portfolio                                                        Inc.
----------------------------------------------------------------------------------------------
Smith Barney High Income        TIA
Portfolio
----------------------------------------------------------------------------------------------
MFS Total Return Portfolio      TIA                              Massachusetts Financial
                                                                 Services Company
----------------------------------------------------------------------------------------------
Smith Barney Money Market       TIA
Portfolio
----------------------------------------------------------------------------------------------

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). The Separate Accounts that form the investment alternatives described herein are treated as part of the total operations of the Company and are not taxed separately. Investment income and gains of a Separate Account that are credited to a variable annuity contract incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Contract Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions. Tax consequences and limits are described further below for each annuity program.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contract Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, a Contract Owner or Participant of this Contract has additional flexibility in allocating payments and cash values. These differences could result in the Contract Owner being treated as the owner of the assets of Fund QP. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of a pro rata share of the assets of Fund QP.

The remaining tax discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes.

SECTION 403(B) PLANS AND ARRANGEMENTS

Purchase Payments for tax-deferred annuity contracts may be made by an employer for employees under annuity plans adopted by public educational organizations and certain organizations which are tax exempt under Section 501(c)(3) of the Code. Within statutory limits, these payments are not currently includable in the gross income of the participants. Increases in the value of the Contract attributable to these Purchase Payments are similarly not subject to current taxation. The income in the Contract is taxable as ordinary income whenever distributed.

An additional tax of 10% will apply to any taxable distribution received by the participant before the age of 59 1/2, except when due to death, disability, or as part of a series of payments for life or life expectancy, or made after the age of 55 with separation from service. There are other statutory exceptions.

Amounts attributable to salary reductions and income thereon may not be withdrawn prior to attaining the age of 59 1/2, separation from service, death, total and permanent disability, or in the case of hardship as defined by federal tax law and regulations. Hardship withdrawals are available only to the extent of the salary reduction contributions and not from the income attributable to such contributions. These restrictions do not apply to assets held generally as of December 31, 1988.

Distribution must begin by April 1st of the calendar year following the calendar year in which the participant attains the age of 70 1/2. Certain other mandatory distribution rules apply at the death of the participant.

Eligible rollover distributions, including most partial or full redemptions or "term-for-years" distributions of less than 10 years, are eligible for direct rollover to another 403(b) contract or to an Individual Retirement Arrangement
(IRA) without federal income tax withholding.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Under a qualified pension or profit-sharing trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, Purchase Payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a Participant or beneficiary.

Distributions in the form of Annuity or Income Payments are taxable to the Participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Payments under Income Option 3 are taxable in full. Certain lump-sum distributions described in
Section 402 of the Code may be eligible for special ten-year forward averaging treatment for individuals born before January 1, 1936. All individuals may be eligible for favorable five-year forward averaging of lump-sum distributions. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than 10 years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59 1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions.

Amounts attributable to salary reductions and income thereon may not be withdrawn prior to attaining the age of 59 1/2, separation from service, death, total and permanent disability, or in the case of hardship as defined by federal tax law and regulations. Hardship withdrawals are available only to the extent of the salary reduction contributions and not from the income attributable to such contributions. These restrictions do not apply to assets held generally as of December 31, 1988.

Distribution must begin by April 1st of the calendar year following the calendar year in which the participant attains the age of 70 1/2. Certain other mandatory distribution rules apply at the death of the Participant.

SECTION 457 PLANS

Section 457 of the Code allows employees and independent contractors of state and local governments and tax-exempt organizations to defer a portion of their salaries or compensation to retirement years without paying current income tax on either the deferrals or the earnings on the deferrals.

The Owner of contracts issued under Section 457 plans is the employer or a contractor of the Participant and amounts may not be made available to Participants (or beneficiaries) until separation from service, retirement or death or an unforeseeable emergency as determined by Treasury Regulations. The proceeds of Annuity contracts purchased by Section 457 plans are subject to the claims of general creditors of the employer or contractor.

Distributions must begin generally by April 1st of the calendar year following the calendar year in which the Participant attains the age of 70 1/2. Certain other mandatory distribution rules apply upon the death of the Participant.

All distributions from plans that meet the requirements of Section 457 of the Code are taxable as ordinary income in the year paid or made available to the Participant or beneficiary.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

Under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, certain special provisions may apply to the contract if the Owner of a Section 403(b) plan contract or certain other tax-benefited contracts requests that the contract be issued to conform to ERISA or if the Company has notice that the contract was issued pursuant to a plan that is subject to ERISA.

ERISA requires that certain Annuity Options, withdrawals or other payments and any application for a loan secured by the contract may not be made until the Participant has filed a Qualified Election with the plan administrator. Under certain plans, ERISA also requires that a designation of a beneficiary other than the Participant's spouse be invalid unless the Participant has filed a Qualified Election.

A Qualified Election must include either the written consent of the Participant's spouse, notarized or witnessed by an authorized plan representative, or the Participant's certification that there is no spouse or that the spouse cannot be located.

The Company intends to administer all contracts to which ERISA applies in a manner consistent with the direction of the plan administrator regarding the provisions of the plan, in accordance with applicable law. Because these requirements differ according to the plan, a person contemplating the purchase of an annuity contract should consider the provisions of the plan.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

     1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

        Plan distributions that are eligible for rollover to an IRA or to another retirement plan but are not directly rolled over are subject to a mandatory 20% federal tax withholding. A distribution made directly to a participant or beneficiary may avoid this result if:

        (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

        (b) a complete term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

        (c) a minimum required distribution as defined under the tax law is taken upon the attainment of the age of 70 1/2 or as otherwise required by law.

        A distribution including a rollover that is not a direct rollover will require the 20% withholding, and a 10% additional tax penalty (for premature withdrawal) may apply to any amount not actually rolled over due to 20% withholding. The 20% withholding may be recovered when the Participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the Participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

     2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

        For any payment not subject to mandatory 20% withholding as described in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will automatically be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

     3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

        The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1996, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $14,350 or less per year, will generally be exempt from the withholding requirements.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are insufficient.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, participant or beneficiary who may make elections under a contract. The foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.

                                 MISCELLANEOUS
--------------------------------------------------------------------------------

VOTING RIGHTS

The Company shall notify the Contract Owner of any Funding Option shareholders' meeting if the shares held for the Contract Owner's accounts may be voted at such meetings. The Company shall also send proxy materials and a form of instruction by means of which the Contract Owner can instruct the Company with respect to the voting of the Funding Option shares held for the Contract Owner's account. In connection with the voting of Funding Option shares held by it, the Company shall arrange for the handling and tallying of proxies received from Contract Owners. The Company as such, shall have no right, except as hereinafter provided, to vote any Fund Option shares held by it thereunder which may be registered in its name or the names of its nominees. The Company will, however, vote the Funding Option shares held by it in accordance with the instructions received from the Contract Owners for whose accounts the Funding Option shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request the Company to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Funding Option shares held for such Contract Owner's account. In the event that the Contract Owner gives no instructions or leaves the manner of voting discretionary, the Company will vote such shares of the appropriate Funding Option, including any of its own shares, in the same proportion as shares of that Fund Option for which instructions have been received.

A Contract Owner or Participant, as appropriate, is entitled to one full or fractional vote for each full or fractional Accumulation or Annuity Unit owned. The Contract Owner has voting rights throughout the life of the Contract. Vested Participants have voting rights for as long as participation in the Contract continues. Voting rights attach only to Separate Account interests.

During the Annuity period under a Contract the number of votes will decrease as the assets held to fund Annuity benefits decrease.

DISTRIBUTION OF THE CONTRACTS

Tower Square Securities, Inc. ("Tower Square") serves as principal underwriter for the securities issued with respect to the Separate Account. The Company is the custodian of the Separate Account's assets. It is currently anticipated that an affiliated broker-dealer may become the principal underwriter for the Contracts during 1997.

The Contracts will be sold by salespersons of Tower Square who represent the Company as insurance and variable annuity agents and who are registered representatives of Tower Square or broker-dealers who have entered into distribution agreements with Tower Square. The compensation paid to sales representatives will not exceed 5% of payments made under the Contracts. Tower Square is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. Tower Square is an indirect wholly owned subsidiary of The Travelers.

POSTPONEMENT OF PAYMENT (EMERGENCY PROCEDURE)

Payment of any benefit or values may be postponed whenever (1) the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the securities held in the Funding Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Funding Option's net assets; or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders. Any provision of the Contract which specifies a Valuation Date will be superseded by this Emergency Procedure.

CONTRACT MODIFICATION

The Company reserves the right to modify the Contract to keep it qualified under all related law and regulations which are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.

LEGAL PROCEEDINGS

The Company's Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Kathleen A. McGah, Esquire, Counsel and Assistant Secretary of The Travelers Insurance Company. She has passed on all legal matters affecting the Separate Account. Currently, there are no material legal proceedings affecting the Separate Account.

                                   APPENDIX A
              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and the Company. A list of the contents of the Statement of Additional Information is set forth below:

        The Insurance Company
        Principal Underwriter
        Distribution and Management Agreement
        Valuation of Assets
        Independent Accountants
        Financial Statements

--------------------------------------------------------------------------------

COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER   , 1996 (FORM
NO. L 12549S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE COMPLETE THE COUPON FOUND BELOW AND MAIL IT TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT, 06183-9061.

Name:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                     STATEMENT OF ADDITIONAL INFORMATION

                                    dated


                              September   , 1996


                                     for

                 THE TRAVELERS FUND QP FOR VARIABLE ANNUITIES

                                  ISSUED BY

                       THE TRAVELERS INSURANCE COMPANY


This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Group Variable Annuity Contract
Prospectus dated September   , 1996. A copy of the Prospectus may be obtained by
writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-9061, or by calling 1-860-277-0111.


                                TABLE OF CONTENTS

THE INSURANCE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . .     1

PRINCIPAL UNDERWRITER  . . . .  . . . . . . . . . . . . . . . . . . . .    2

DISTRIBUTION AND MANAGEMENT AGREEMENT . . . . . . . . . . . . . . . . .    2

VALUATION OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .    2

INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . .    3

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     3


                              THE INSURANCE COMPANY

    The Travelers Insurance Company (the "Company"), is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

    The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

THE SEPARATE ACCOUNT. Fund QP meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Fund QP are subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account.

THE FIXED ACCOUNT. The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in Fund QP or any other separate account sponsored by the Company or its affiliates.

The staff of the Securities and Exchange Commission does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

                              PRINCIPAL UNDERWRITER

         Tower Square Securities, Inc. ("Tower Square"), an affiliate of the Company, serves as principal underwriter for Fund QP and the Contracts.
The offering is continuous. Tower Square is an indirect wholly owned subsidiary of The Company and its principal executive offices are located at One Tower Square, Hartford, Connecticut. It is anticipated that an affiliated broker-dealer may become the principal underwriter for the Contracts in 1997.


                      DISTRIBUTION AND MANAGEMENT AGREEMENT

         Under the terms of the Distribution and Management Agreement among Fund QP, the Company and Tower Square, the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts sold by the Company in connection with the Fund QP. Tower Square performs the sales functions related to the Contracts. The Company reimburses Tower Square for commissions paid, other sales expenses and certain overhead expenses connected with sales functions. The Company also pays all costs (including costs associated with the preparation of sales literature);
all costs of qualifying the Fund QP and the variable annuity contract with regulatory authorities; the costs of proxy solicitation; and all custodian, accountant's and legal fees. The Company also provides without cost to the Fund QP all necessary office space, facilities, and personnel to manage its affairs.

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Underlying Fund is determined on each Valuation Date as of the close of the New York Stock Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

         Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

         Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

         Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes in account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the Valuation Period relating to the Insurance Charge and the Funding Option Administrative Charge). The gross investment rate of a Funding Option is equal to (a - b)/c where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.
    The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the Valuation Period.

                             INDEPENDENT ACCOUNTANTS


         Coopers & Lybrand L.L.P., certified public accountants, 100
Pearl Street, Hartford, Connecticut, are the independent auditors for Fund QP. The services to be provided to Fund QP will include primarily the audit of the Fund's financial statements.

         The consolidated balance sheet of the Travelers Insurance Company and Subsidiaries (the "Company") as of December 31, 1995 and 1994 and the consolidated statements of operation and retained earnings and cash flows for each of the years then ended, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering the December 31, 1995 consolidated financial statements of the Company refers to a change in the accounting for investments in accordance with provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," in 1994.

         The consolidated statements of operations and retained earnings and cash flows of the Company for the year ended December 31, 1993, have been included herein in reliance upon the report dated January 24, 1994 of Coopers & Lybrand, L.L.P., certified public accountants, and upon the authority of said firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

         Financial Statements for Fund QP are not available since the Fund had no assets as of the effective date of this SAI. Financial statements for The Travelers Insurance Company are included in this SAI.

                       STATEMENT OF ADDITIONAL INFORMATION
                                     FUND QP





                         Group Variable Annuity Contract
                                    issued by





                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183



L-12549S                                                       (September, 1996)

                             PERFORMANCE INFORMATION

         From time to time, the Company may advertise several types of historical performance for the Funding Options of Fund QP. The Company may advertise the "standardized average annual total returns" of the Funding Option, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the "non-standardized total return," as described below:

         STANDARDIZED METHOD. Quotations of average annual total return are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the semiannual administrative charge is converted to a percentage of assets based on the actual fees collected (or anticipated, in the case of a new product), divided by the average net assets for contracts sold under the Prospectus to which this Statement of Additional Information relates. Each quotation assumes a total redemption at the end of each period with the assessment of any applicable sales charge at that time.

         NON-STANDARDIZED METHOD. Non-standardized "average annual total returns" will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and seven-year periods. Nonstandardized total returns will not reflect the deduction of any applicable sales charge or the $15 semiannual contract administrative charge, which, if reflected, would decrease the level of performance shown. The sales charge is not reflected because the Contract is designed for long-term investment.

         GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund QP and the Underlying Funds.

         For Funding Options that were in existence prior to the date they became available under Fund QP, the standardized average annual total return and non-standardized average annual total return quotations will show the investment performance that such Funding Options would have achieved
(reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance. An Owner's Contract Value at redemption may be more or less than original cost.

         Average annual total returns for each of the Funding Options computed according to the standardized and non-standardized methods for the period ending December 31, 1995 (beginning at inception date) are set forth in the following table.

                           TOTAL RETURN CALCULATIONS
                           FUNDING OPTIONS OF FUND QP

--------------------------------------------------------------------------------------------------------------------------
                                                  STANDARDIZED                       NON-STANDARDIZED
                                                                                                                 Inception
                                             1-yr     5-yr     10-yr          1-yr     3-yr     5-yr     7-yr    Date
--------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
High Yield Bond Trust
Managed Assets Trust
Dreyfus Stock Index Fund
Travelers Series Trust:
   U.S. Government Securities Portfolio
   Social Awareness Stock Portfolio
   Utilities Portfolio
Templeton Variable Products Series Fund
   Templeton Bond Fund
   Templeton Stock Fund
   Templeton Asset Allocation Fund
Variable Insurance Products Fund
   Fidelity's High Income Portfolio
   Fidelity's Equity-Income Portfolio
   Fidelity's Growth Portfolio
Variable Insurance Products Fund II
   Fidelity's Asset Manager Portfolio

                            TOTAL RETURN CALCULATIONS
                     FUNDING OPTIONS OF FUND QP (Continued)

------------------------------------------------------------------------------------------------------------------------------
                                                     STANDARDIZED                        NON-STANDARDIZED
                                                                                                                     Inception
                                                 1-yr     5-yr     10-yr          1-yr     3-yr     5-yr     7-yr    Date
------------------------------------------------------------------------------------------------------------------------------
American Odyssey Funds:
   International Equity Fund
   Emerging Opportunities Fund
   Core Equity Fund
   Long-Term Bond Fund
   Intermediate-Term Bond Fund
   Short-Term Bond Fund
CHART Funds:
Smith Barney/Travelers Series Fund, Inc:
   Smith Barney Income and Growth Portfolio
   Alliance Growth Portfolio
   Smith Barney International Equity Portfolio
   Putnam Diversified Income Portfolio
   Smith Barney High Income Portfolio
   MFS Total Return Portfolio
   Smith Barney Money Market Portfolio

                                     PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant are not provided since the Registrant will have no assets as of the effective date of the Registration Statement.

         The consolidated financial statements of The Travelers Insurance Company and Subsidiaries and the Reports of Independent Accountants, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries include:

            Consolidated Statement of Operations and Retained Earnings for the
                years ended December 31, 1995, 1994 and 1993
            Consolidated Balance Sheet as of December 31, 1995 and 1994 Consolidated Statement of Cash Flows for the years ended December
                31, 1995, 1994 and 1993
            Notes to Consolidated Financial Statements.


(b)      Exhibits

       1. Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration statement on Form N-4, filed January 11, 1996.)

       2.      Exempt.

    3(a). Form of Distribution and Management Agreement among the Registrant, The Travelers Insurance Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, filed January 11, 1996.)

    3(b). Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, filed January 11, 1996.)

       4. Variable Annuity Contract(s). (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, filed August 27, 1996.)

       5.      None.

    6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

    6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

       7.      None.

       8.      None.

       9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4, filed January 11, 1996.)

   10(a).      Consent of Coopers & Lybrand L.L.P., Certified Public
               Accountants.

   10(b). Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

      11.      Not Applicable.

      12.      None

      13.      Schedule for computation of each performance quotation.

      15. Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Robert I. Lipp, Michael A. Carpenter, Charles O. Prince III, Marc P. Weill, Irwin R. Ettinger, Donald
               T. DeCarlo and Christine B. Mead. (Incorporated herein by reference to Exhibit 15 to the Registration Statement on Form N-4, filed January 11, 1996.)

   15(b). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart, and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 15(b) to the Registration Statement on Form N-4, filed August 27, 1996.)

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

                  OWNERSHIP OF THE TRAVELERS INSURANCE COMPANY

Company                                      State of  Organization     Ownership             Principal Business
-------                                      ----------------------     ---------             ------------------
Travelers Group Inc.                           Delaware                   Publicly Held         ----------------
    Associated Madison Companies Inc.          Delaware                   100.00                ----------------
        The Travelers Insurance Group, Inc.    Connecticut                100.00                ----------------
            The Travelers Insurance Company    Connecticut                100.00                Insurance


               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                        THE TRAVELERS INSURANCE COMPANY


                                                                                     % of Voting
                                                                                     Securities
                                                                                    Owned Directly
                                                                  State of         or Indirectly by
                                                                Organization     The Travelers Inc.      Principal Business

AC Health Ventures, Inc.                                           Delaware            100.00            Inactive
     AMCO Biotech, Inc.                                            Delaware            100.00            Inactive
     Associated Madison Companies, Inc.                            Delaware            100.00            Holding company.
          American National Life Insurance (T & C), Ltd.           Turks and           100.00            Insurance
                                                                     Caicos Islands
          ERISA Corporation                                        New York            100.00            Inactive
          Mid-America Insurance Services, Inc.                     Georgia             100.00            Third party administrator
          National Marketing Corporation                           Pennsylvania        100.00            Inactive
          PFS Services, Inc.                                       Georgia             100.00            General partner
               The Travelers Insurance Group Inc.                  Connecticut         100.00            Holding company
                    Constitution Plaza, Inc.                       Connecticut         100.00            Real estate brokerage
                    KP Properties Corporation                      Massachusetts       100.00            Real estate
                    KPI 85, Inc.                                   Massachusetts       100.00            Real estate

                                                                                           % of Voting
                                                                                           Securities
                                                                                          Owned Directly
                                                                        State of         or Indirectly by
                                                                      Organization     The Travelers Inc.  Principal Business


KRA Advisers Corporation                                                 Massachusetts       100.00        Real estate
KRP Corporation                                                          Massachusetts       100.00        Real estate
La Metropole S.A.                                                        Belgium              98.83        P-C insurance/reinsurance
     Principal Financial Associates, Inc.                                Delaware            100.00        Inactive
     Winthrop Financial Group, Inc.                                      Delaware            100.00        Leasing company.
The Prospect Company                                                     Delaware            100.00        Investments
     89th & York Avenue Corporation                                      New York            100.00        Real estate
     979 Third Avenue Corporation                                        Delaware            100.00        Real estate
     Meadow Lane, Inc.                                                   Georgia             100.00        Real estate development
     Panther Valley, Inc.                                                New Jersey          100.00        Real estate management
     Prospect Management Services Company                                Delaware            100.00        Real estate management
     The Travelers Asset Funding Corporation                             Connecticut         100.00        Investment adviser
          Travelers Capital Funding Corporation                          Connecticut         100.00        Furniture/equipment
The Travelers Corporation of Bermuda Limited                             Bermuda              99.99        Pensions
The Travelers Insurance Company                                          Connecticut         100.00        Insurance
     The Plaza Corporation                                               Connecticut         100.00        Holding company
          Joseph A. Wynne Agency                                         California          100.00        Inactive
          The Copeland Companies                                         New Jersey          100.00        Holding company
               American Odyssey Funds Management, Inc.                   New Jersey          100.00        Investment advisor
                    American Odyssey Funds, Inc.                         Maryland            100.00        Investment management
               Copeland Administrative Services, Inc.                    New Jersey          100.00        Administrative services
               Copeland Associates, Inc.                                 Delaware            100.00        Fixed/variable annuities
                    Copeland Associates Agency of Ohio, Inc.             Ohio                 99.00        Fixed/variable annuities
                    Copeland Associates of Alabama, Inc.                 Alabama             100.00        Fixed/variable annuities
                    Copeland Associates of Montana, Inc.                 Montana             100.00        Fixed/variable annuities
                    Copeland Benefits Management Company                 New Jersey           51.00        Investment marketing
                    Copeland Equities, Inc.                              New Jersey          100.00        Fixed/variable annuities
                    H.C. Copeland Associates, Inc. of Massachusetts      Massachusetts       100.00        Fixed annuities
               Copeland Financial Services, Inc.                         New Jersey          100.00        Investment advisory
                                                                                                             services.
               Copeland Healthcare Services, Inc.                        New Jersey          100.00        Life insurance marketing

                                                                                       % of Voting
                                                                                       Securities
                                                                                      Owned Directly
                                                                    State of         or Indirectly by
                                                                  Organization     The Travelers Inc.  Principal Business
               H.C. Copeland and Associates, Inc. of Texas           Texas               100.00        Fixed/variable annuities
          Tower Square Securities, Inc.                              Connecticut         100.00        Broker dealer
          Travelers/Net Plus Insurance Agency, Inc.                  Massachusetts       100.00
          Travelers/Net Plus, Inc.                                   Connecticut         100.00
     The Travelers Life and Annuity Company                          Connecticut         100.00        Life insurance
     Three Parkway Inc. - I                                          Pennsylvania        100.00        Investment real estate
     Three Parkway Inc. - II                                         Pennsylvania        100.00        Investment real estate
     Three Parkway Inc. - III                                        Pennsylvania        100.00        Investment real estate
     Travelers Insurance Holdings Inc.                               Georgia             100.00        Holding company
          AC RE, Ltd.                                                Bermuda             100.00        Reinsurance
          American Financial Life Insurance Company                  Texas               100.00        Insurance
          Primerica Life Insurance Company                           Massachusetts       100.00        Life insurance
               National Benefit Life Insurance Company               New York            100.00        Insurance
               Primerica Financial Services (Canada) Ltd.            Canada              100.00        Holding company
                    PFSL Investments Canada Ltd.                     Canada              100.00        Mutual fund dealer
                    Primerica Financial Services Ltd.                Canada               82.82        General agent
                    Primerica Life Insurance Company of Canada       Canada              100.00        Life insurance
The Travelers Insurance Corporation Proprietary Limited              Australia           100.00        Inactive
Travelers Asset Management International Corporation                 New York            100.00        Investment adviser
Travelers Canada Corporation                                         Canada              100.00        Inactive
Travelers Mortgage Securities Corporation                            Delaware            100.00        Collateralized obligations
Travelers of Ireland Limited                                         Ireland              99.90        Data processing
Travelers/Aetna Property Casualty Corp.                              Delaware            100.00        Holding company
     The Aetna Casualty and Surety Company                           Connecticut         100.00        Insurance company
          AE Development Group, Inc.                                 Connecticut         100.00
          Aetna Casualty & Surety Company of Canada                  Canada              100.00
          Aetna Casualty and Surety Company of America               Connecticut         100.00        Insurance company
          Aetna Casualty and Surety Company of Illinois              Illinois            100.00        Insurance company
          Aetna Commercial Insurance Company                         Connecticut         100.00        Insurance company
          Aetna Financial Futures, Inc.                              Connecticut         100.00

                          Independent Auditors' Report

The Board of Directors and Shareholder of
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheet of The Travelers Insurance Company and Subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations and retained earnings and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

As discussed in note 3 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," in 1994.




                                                 /s/KPMG Peat Marwick LLP
                                                 ------------------------

Hartford, Connecticut
January 16, 1996

                       Report of Independent Accountants

To the Board of Directors and Shareholder of The Travelers Insurance Company and Subsidiaries:

We have audited the consolidated statements of operations and retained earnings and cash flows of The Travelers Insurance Company and Subsidiaries for the year ended December 31, 1993. These consolidated financial statements are the responsibility of Company management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of The Travelers Insurance Company and Subsidiaries for the year ended December 31, 1993 in conformity with generally accepted accounting principles.

/s/ COOPERS & LYBRAND L.L.P.
----------------------------
Hartford, Connecticut
January 24, 1994

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENT OF OPERATIONS AND RETAINED EARNINGS

-----------------------------------------------------------------------------------------------------
(for the year ended December 31, in millions)                                1995      1994  |   1993
---------------------------------------------------------------------------------------------|-------
                                                                                             |
REVENUES                                                                                     |
Premiums                                                                   $1,496    $1,492  | $  330
Net investment income                                                       1,824     1,702  |  1,730
Realized investment gains (losses)                                            106        13  |    (39)
Other                                                                         221       199  |    153
---------------------------------------------------------------------------------------------|-------
                                                                            3,647     3,406  |  2,174
---------------------------------------------------------------------------------------------|-------
                                                                                             |
BENEFITS AND EXPENSES                                                                        |
Current and future insurance benefits                                       1,185     1,216  |    792
Interest credited to contractholders                                          967       961  |  1,200
Amortization of deferred acquisition costs and                                               |
   value of insurance in force                                                290       281  |     56
Other operating expenses                                                      368       351  |    211
---------------------------------------------------------------------------------------------|-------
                                                                            2,810     2,809  |  2,259
---------------------------------------------------------------------------------------------|-------
                                                                                             |
Income (loss) from continuing operations before                                              |
   federal income taxes                                                       837       597  |    (85)
---------------------------------------------------------------------------------------------|-------
                                                                                             |
Federal income taxes:                                                                        |
  Current                                                                     233       (96) |    (58)
  Deferred                                                                     57       307  |    (48)
---------------------------------------------------------------------------------------------|-------
                                                                              290       211  |   (106)
---------------------------------------------------------------------------------------------|-------
                                                                                             |
Income from continuing operations                                             547       386  |     21
                                                                                             |
Discontinued operations, net of income taxes                                                 |
   Income from operations (net of taxes of $18, $83 and $48)                   72       150  |    120
   Gain on disposition (net of taxes of $68, $18 and $0)                      131         9  |      -
---------------------------------------------------------------------------------------------|-------
Income from discontinued operations                                           203       159  |    120
---------------------------------------------------------------------------------------------|-------
                                                                                             |
Net income                                                                    750       545  |    141
Retained earnings beginning of year                                         1,562     1,017  |    888
Dividend to parent                                                              -         -  |    (14)
Preference stock tax benefit allocated by parent                                -         -  |      2
---------------------------------------------------------------------------------------------|-------
Retained earnings end of year                                              $2,312    $1,562  | $1,017
-----------------------------------------------------------------------------------------------------

                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

-------------------------------------------------------------------------------------------------------------
(at December 31, in millions)                                                             1995           1994
-------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at market (cost, $18,187; $18,579)                $18,842        $17,260
Equity securities, at market (cost, $182; $173)                                            224            169
Mortgage loans                                                                           3,626          4,938
Real estate held for sale, net of accumulated depreciation of $9; $9                       293            383
Policy loans                                                                             1,888          1,581
Short-term securities                                                                    1,554          2,279
Other investments                                                                          874            885
-------------------------------------------------------------------------------------------------------------
         Total investments                                                              27,301         27,495
-------------------------------------------------------------------------------------------------------------
Cash                                                                                        73            102
Investment income accrued                                                                  338            362
Premium balances receivable                                                                107            215
Reinsurance recoverables                                                                 4,107          2,915
Deferred acquisition costs and value of insurance in force                               1,962          1,939
Deferred federal income taxes                                                                -            950
Separate and variable accounts                                                           6,949          5,160
Other assets                                                                             1,464          1,397
-------------------------------------------------------------------------------------------------------------
         Total assets                                                                  $42,301        $40,535
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                                                   $14,525        $16,354
Future policy benefits                                                                  11,783         11,480
Policy and contract claims                                                                 571          1,222
Separate and variable accounts                                                           6,916          5,128
Short-term debt                                                                             73             74
Deferred federal income taxes                                                               32              -
Other liabilities                                                                        2,173          1,923
-------------------------------------------------------------------------------------------------------------
         Total liabilities                                                              36,073         36,181
-------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million
 shares authorized, issued and outstanding                                                 100            100
Additional paid-in capital                                                               3,134          3,452
Retained earnings                                                                        2,312          1,562
Unrealized investment gains (losses), net of taxes                                         682           (760)
-------------------------------------------------------------------------------------------------------------
         Total shareholder's equity                                                      6,228          4,354
-------------------------------------------------------------------------------------------------------------

         Total liabilities and shareholder's equity                                    $42,301        $40,535
-------------------------------------------------------------------------------------------------------------

                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                          Increase (Decrease) in Cash

------------------------------------------------------------------------------------------------------------
(for the year ended December 31, in millions)                                1995         1994   |      1993
-------------------------------------------------------------------------------------------------|----------
                                                                                                 |
CASH FLOWS FROM OPERATING ACTIVITIES                                                             |
  Premiums collected                                                     $  1,346      $ 1,394   |   $   551
  Net investment income received                                            1,855        1,719   |     1,638
  Other revenues received                                                      90           (2)  |         2
  Benefits and claims paid                                                   (846)      (1,115)  |      (960)
  Interest credited to contractholders                                       (960)        (868)  |    (1,097)
  Operating expenses paid                                                    (615)        (536)  |      (231)
  Income taxes (paid) refunded                                                (63)         (27)  |        25
  Trading account investments, (purchases) sales, net                           -            -   |    (1,585)
  Other                                                                      (137)         (81)  |       308
-------------------------------------------------------------------------------------------------|----------
      Net cash provided by (used in) operating activities                     670          484   |    (1,349)
      Net cash provided by (used in) discontinued operations                 (596)         233   |       (23)
-------------------------------------------------------------------------------------------------|-----------
      Net cash provided by (used in) operations                                74          717   |    (1,372)
-------------------------------------------------------------------------------------------------|-----------
CASH FLOWS FROM INVESTING ACTIVITIES                                                             |
  Investment repayments                                                                          |
    Fixed maturities                                                        1,974        2,528   |     2,369
    Mortgage loans                                                            680        1,266   |     1,103
  Proceeds from investments sold                                                                 |
    Fixed maturities                                                        6,773        1,316   |        99
    Equity securities                                                         379          357   |        75
    Mortgage loans                                                            704          546   |       290
    Real estate held for sale                                                 253          728   |       949
  Investments in                                                                                 |
    Fixed maturities                                                      (10,748)      (4,594)  |    (2,968)
    Equity securities                                                        (305)        (340)  |       (51)
    Mortgage loans                                                           (144)        (102)  |      (246)
  Policy loans, net                                                          (325)        (193)  |        (2)
  Short-term securities, (purchases) sales, net                               291         (367)  |       850
  Other investments, (purchases) sales, net                                  (267)        (299)  |        41
  Securities transactions in course of settlement                             258           24   |        (7)
  Net cash provided by (used in) investing activities of                                         |
    discontinued operations                                                 1,425         (261)  |       113
-------------------------------------------------------------------------------------------------|----------
      Net cash provided by investing activities                               948          609   |     2,615
-------------------------------------------------------------------------------------------------|----------
CASH FLOWS FROM FINANCING ACTIVITIES                                                             |
  Issuance (redemption) of short-term debt, net                                (1)          73   |         -
  Contractholder fund deposits                                              2,705        1,951   |     2,884
  Contractholder fund withdrawals                                          (3,755)      (3,357)  |    (4,264)
  Dividends to parent company                                                   -            -   |       (14)
  Return of capital to parent company                                           -          (23)  |         -
  Net cash provided by financing activities                                                      |
    of discontinued operations                                                  -           84   |       121
 Other                                                                          -           (2)  |         6
-------------------------------------------------------------------------------------------------|----------
      Net cash used in financing activities                                (1,051)      (1,274)  |    (1,267)
-------------------------------------------------------------------------------------------------|----------
Net increase (decrease) in cash                                          $    (29)     $    52   |   $   (24)
------------------------------------------------------------------------------------------------------------
Cash at December 31                                                      $     73      $   102       $    50
-----------------------------------------------------------------------------------------------------------

                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.     NATURE OF OPERATIONS

       The Travelers Insurance Company is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), which is an indirect, wholly owned subsidiary of Travelers Group Inc. (Travelers).

       The Travelers Insurance Company and its subsidiaries (the Company) principally operates through one major business segment: Life and Annuity, which offers individual life, long-term care, annuities and investment products to individuals and small businesses, and investment products to employer-sponsored retirement and savings plans. The Company's Corporate and Other Operations segment manages the investment portfolio of the Company.

       Individual products are primarily marketed through independent agents and through two of the Company's affiliates, The Copeland Companies and the financial consultants of Smith Barney, Inc. (Smith Barney). Group pension products and annuities are marketed by the Company's salaried staff directly to plan sponsors and are also placed through independent consultants and investment advisers.

       The Company sold group life and health insurance through its Managed Care and Employee Benefits Operations (MCEBO) through 1994. See note 4.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Significant accounting policies used in the preparation of the accompanying financial statements follow.

        Basis of presentation

        The consolidated financial statements include the accounts of the Company and its insurance and noninsurance subsidiaries. Significant intercompany transactions have been eliminated.

        In December 1992, Primerica Corporation (Primerica) acquired approximately 27% of the common stock of the Company's then parent, The Travelers Corporation (the 27% Acquisition). The 27% Acquisition was accounted for as a purchase. Effective December 31, 1993, Primerica acquired the approximately 73% of The Travelers Corporation common stock which it did not already own, and The Travelers Corporation was merged into Primerica, which was renamed Travelers Group Inc. This was effected through the exchange of .80423 shares of Travelers common stock for each share of The Travelers Corporation common stock (the Merger). All subsidiaries of The Travelers Corporation were contributed to TIGI. In conjunction with the Merger, Travelers contributed Travelers Insurance Holdings Inc. (formerly Primerica Insurance Holdings, Inc.) and its subsidiaries (TIHI) to TIGI, which in turn contributed TIHI to the Company.

        TIHI is an intermediate holding company whose primary subsidiaries are Primerica Life Insurance Company and its subsidiary National Benefit Life Insurance Company, which primarily offers individual life insurance. Through September 1995 it also sold specialty accident and health insurance through its subsidiary Transport Life Insurance Company (see note 4).

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       The consolidated financial statements and the accompanying notes reflect the historical operations of the Company for the year ended December 31, 1993. The results of operations of TIHI and its subsidiaries are not included in the 1993 financial statements.

       The 27% Acquisition and the Merger were accounted for as a "step acquisition", and the purchase accounting adjustments were "pushed down" as of December 31, 1993 to the subsidiaries of TIGI, including the Company, and reflect adjustments of assets and liabilities of the Company (except TIHI) to their fair values determined at each acquisition date (i.e., 27% of values at December 31, 1992 as carried forward and 73% of the values at December 31, 1993). These assets and liabilities were recorded at December 31, 1993 based upon management's then best estimate of their fair values at the respective dates. Evaluation and appraisal of assets and liabilities, including investments, the value of insurance in force, other insurance assets and liabilities and related deferred federal income taxes was completed during 1994. The excess of the 27% share of assigned value of identifiable net assets over cost at December 31, 1992, which was allocated to the Company through "pushdown" accounting, was approximately $56 million and is being amortized over ten years on a straight-line basis. The excess of the purchase price of the common stock over the fair value of the 73% of net assets acquired at December 31, 1993, which was allocated to the Company through "pushdown" accounting, was approximately $340 million and is being amortized over 40 years on a straight-line basis.

       The consolidated statements of operations and retained earnings and of cash flows and the related accompanying notes for the years ended December 31, 1995 and 1994, which are presented on a purchase accounting basis, are separated from the corresponding 1993 information, which is presented on a historical accounting basis, to indicate the difference in valuation bases.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

       As more fully described in note 4, all of the operations comprising MCEBO are presented as a discontinued operation and, accordingly, prior year amounts have been restated.

       Certain prior year amounts have been reclassified to conform with the 1995 presentation.

       Investments

       Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are valued based upon quoted market prices, or if quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Equity securities, which include common and nonredeemable preferred stocks, are available for sale and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

       Mortgage loans are carried at amortized cost. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. Impaired loans were insignificant at December 31, 1995.

       Real estate held for sale is carried at the lower of cost or fair value less estimated costs to sell. Fair value was established at time of foreclosure by appraisers, either internal or external, using discounted cash flow analyses and other acceptable techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1995.

       Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

       Gains or losses arising from futures contracts used to hedge investments are treated as basis adjustments and are recognized in income over the life of the hedged investments.

       Gains and losses arising from forward contracts used to hedge foreign investments in the Company's U.S. portfolios are a component of realized investment gains and losses. Gains and losses arising from forward contracts used to hedge investments in Canadian operations are reflected directly in shareholder's equity, net of income taxes.

       Interest rate swaps are used to manage interest rate risk in the investment portfolio and are marked to market with unrealized gains and losses recorded as a component of shareholder's equity, net of income taxes. Rate differentials on interest rate swap agreements are accrued between settlement dates and are recognized as an adjustment to interest income from the related investment.

       Investment Gains and Losses

       Realized investment gains and losses are included as a component of pretax revenues based upon specific identification of the investments sold on the trade date and, prior to the Merger, included adjustments to investment valuation reserves. These adjustments reflected changes considered to be other than temporary in the net realizable value of investments. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

        Policy Loans

        Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

        Deferred Acquisition Costs and Value of Insurance in Force

        Costs of acquiring individual life insurance, annuities and health business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance and guaranteed renewable health contracts, including long-term care, are amortized over the period of anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 10- to 25-year amortization period is used; for guaranteed renewable health, a 10- to 20-year period, and a 10- to 15-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

        The value of insurance in force represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of the Merger using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18% for the business acquired. The value of the business in force is amortized over the contract period using current interest crediting rates to accrete interest and using amortization methods based on the specified products. Traditional life insurance and guaranteed renewable health policies are amortized over the period of anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.

        Separate and Variable Accounts

        Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are carried at amortized cost. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

        Goodwill

        The excess of the 27% share of assigned value of identifiable assets over cost at December 31, 1992 allocated to the Company as a result of the 27% Acquisition amounted to approximately $56 million and is being amortized over 10 years on a straight-line basis. Goodwill resulting from the excess of the purchase price over the fair value of the 73% of net assets acquired related to the Merger amounted to approximately $340 million at December 31, 1993 and is being amortized over 40 years on a straight-line basis. TIHI has goodwill of $239 million.

        Contractholder Funds

        Contractholder funds represent receipts from the issuance of universal life, pension investment and certain individual annuity contracts. Such receipts are considered deposits on investment contracts that do not have substantial mortality or morbidity risk. Account balances are also increased by interest credited and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Calculations of contractholder account balances for investment contracts reflect lapse, withdrawal and interest rate assumptions based on contract provisions, the Company's experience and industry standards. Interest rates credited to contractholder funds range from 3.8% to 8.6%. Contractholder funds also include other funds that policyholders leave on deposit with the Company.

        Future Policy Benefits

        Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance, annuities, and accident and health policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards and may be revised if it is determined that the future experience will differ substantially from that previously assumed. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

        Operating Lease Obligations

        At December 31, 1993, operating lease obligations were recorded at the value assigned at the acquisition dates and included in the consolidated balance sheet as a component of other liabilities. This liability is being amortized over the respective lease periods.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Permitted Statutory Accounting Practices

       The Company, domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of those states. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

       Premiums

       Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

       Other Revenues

       Other revenues include surrender, mortality and administrative charges and fees as earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets and operations other than realized investment gains and losses, revenues of noninsurance subsidiaries, and the pretax operating results of real estate joint ventures.

       Interest Credited to Contractholders

       Interest credited to contractholders represents amounts earned by universal life, pension investment and certain individual annuity contracts in accordance with contract provisions.

       Federal Income Taxes

       The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Accounting Standards not yet Adopted

       Statement of Financial Accounting Standards No. 121, "Accounting for Long-Lived Assets and for Long-Lived Assets to be Disposed Of" establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of. This statement requires the write down to fair value when long-lived assets to be held and used are impaired. It also requires long-lived assets to be disposed of (e.g., real estate held for sale) to be carried at the lower of cost or fair value less cost to sell and does not allow such assets to be depreciated. The adoption of this statement, effective January 1, 1996, did not have a material effect on the Company's results of operations, financial condition or liquidity.

       In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement addresses alternative accounting treatments for stock-based compensation, such as stock options and restricted stock. FAS 123 permits either expensing the value of stock-based compensation over the period earned or disclosing in the financial statement footnotes the pro forma impact to net income as if the value of stock-based compensation awards had been expensed. The value of awards would be measured at the grant date based upon estimated fair value, using option pricing models. The requirements of this statement will be effective for 1996 financial statements, although earlier adoption is permissible if an entity elects to expense the cost of stock-based compensation. The Company, along with affiliated companies, participates in stock option and incentive plans sponsored by Travelers. The Company is currently evaluating the disclosures requirements and expense recognition alternatives addressed by this statement.

3.     CHANGES IN ACCOUNTING PRINCIPLES

       Accounting by Creditors for Impairment of a Loan

       Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," and Statement of Financial Accounting Standards No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," which describe how impaired loans should be measured when determining the amount of a loan loss accrual. These statements amended existing guidance on the measurement of restructured loans in a troubled debt restructuring involving a modification of terms. Their adoption did not have a material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

3.     CHANGES IN ACCOUNTING PRINCIPLES, Continued

       Accounting for Certain Debt and Equity Securities

       Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (FAS 115), which addresses accounting and reporting for investments in equity securities that have a readily determinable fair value and for all debt securities. Investment securities have been classified as "available for sale" and are reported at fair value, with unrealized gains and losses, net of income taxes, charged or credited directly to shareholder's equity. Previously, securities classified as available for sale were carried at the lower of aggregate cost or market value. Initial adoption of this standard resulted in an increase of approximately $232 million (net of taxes) to net unrealized gains which is included in shareholder's equity.

       This increase included an unrealized gain of $133 million (net of income taxes) on TIHI's investment in the common stock of Travelers. See note 15.

4.     ACQUISITIONS AND DISPOSITIONS

       In December 1994, the Company and its affiliates sold their group dental insurance business to Metropolitan Life Insurance Company (MetLife) and realized a gain on the sale of $9 million (aftertax). On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and realized a gain on the sale of $20 million (aftertax). In connection with the sale, the Company ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

       On January 3, 1995, the Company and MetLife and certain of their affiliates formed The MetraHealth Companies, Inc. (MetraHealth) joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized upon the formation of the joint venture. Upon formation of the joint venture, the Company owned 42.6% of the outstanding capital stock of MetraHealth, TIGI owned 7.4% and the other 50% was owned by MetLife and its affiliates. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth, resulting in a reduction in the ownership interests of the Company to 41.10%, TIGI to 7.15%, and MetLife to 48.25%.

       In connection with the formation of the joint venture, the transfer of the fee-based medical business (Administrative Services Only) and other noninsurance business to MetraHealth was completed on January 3, 1995. As the medical insurance business of the Company came due for renewal, the risks were transferred to MetraHealth and the related operating results for this medical insurance business were reported by the Company in 1995 as part of discontinued operations.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

4.      ACQUISITIONS AND DISPOSITIONS, continued

        On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation. Gross proceeds to the Company were $708 million in cash, and could increase by up to $144 million if a contingency payment based on 1995 results is made. The gain to the Company, not including the contingency payment, was $111 million (aftertax) and was recognized in the fourth quarter of 1995.

        All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's MCEBO segment in 1994. In 1995 the Company's results reflect the medical insurance business not yet transferred, plus its equity interest in the earnings of MetraHealth through the date of the sale. These operations have been accounted for as a discontinued operation. Revenues from discontinued operations for the years ended December 31, 1995, 1994 and 1993 amounted to $1.2 billion, $3.3 billion and $3.3 billion, respectively. The assets and liabilities of the discontinued operations have not been segregated in the consolidated balance sheet as of December 31, 1995 and 1994. The assets and liabilities of the discontinued operations consist primarily of investments and insurance-related assets and liabilities. At December 31, 1995, these assets and liabilities each amounted to $1.8 billion. At December 31, 1994, these assets and liabilities amounted to $3.4 billion and $3.2 billion, respectively.

        In September 1995, Travelers made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers and was the indirect owner of the business of Transport Life Insurance Company (Transport). Immediately prior to this distribution, the Company dividended Transport, an indirect, wholly owned subsidiary of the Company, to its parent, resulting in a reduction in additional paid-in capital of $334 million. The results of Transport through September 1995 are included in income from continuing operations.

        On December 31, 1993, in conjunction with the Merger, Travelers contributed TIHI to TIGI, which TIGI then contributed to the Company at a carrying value of $2.1 billion. Through its subsidiaries, TIHI primarily offers individual life insurance and, until the dividend of Transport, specialty accident and health insurance.

5.      COMMERCIAL PAPER AND LINES OF CREDIT

        The Company issues commercial paper directly to investors and had $73 million outstanding at December 31, 1995. The Company maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper.

        Travelers, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Travelers) and the Company have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Travelers, CCC or the Company. The Company's participation in this agreement is limited to $250 million. The revolving credit facility consists of a five-year revolving credit facility which expires in 1999. At December 31, 1995, $125 million was allocated to the Company. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1995, the Company was in compliance with these provisions.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

6.      REINSURANCE

        The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily coinsurance, modified coinsurance and yearly renewable term. The Company remains primarily liable as the direct insurer on all risks reinsured. It is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies which vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million. The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

        A summary of reinsurance financial data reflected within the consolidated statement of operations and retained earnings is presented below (in millions):

        -----------------------------------------------------------------------------------------
                                                                1995           1994    |     1993
        -------------------------------------------------------------------------------|---------
                                                                                       |
        Written Premiums:                                                              |
           Direct                                             $2,166         $2,153    |    $ 854
                                                                                       |
           Assumed from:                                                               |
              Non-affiliated companies                             -              -    |       13
                                                                                       |
           Ceded to:                                                                   |
              Affiliated companies                              (374)          (358)   |     (480)
              Non-affiliated companies                          (302)          (306)   |      (57)
        -------------------------------------------------------------------------------|---------
           Total net written premiums                         $1,490         $1,489    |    $ 330
        ===============================================================================|=========
                                                                                       |
        Earned Premiums:                                                               |
           Direct                                             $2,067         $2,301    |    $ 850
                                                                                       |
           Assumed from:                                                               |
              Non-affiliated companies                             -              -    |       13
                                                                                       |
                                                                                       |
           Ceded to:                                                                   |
              Affiliated companies                              (283)          (384)   |     (480)
              Non-affiliated companies                          (298)          (305)   |      (58)
        -------------------------------------------------------------------------------|---------
           Total net earned premiums                          $1,486         $1,612    |    $ 325
        =========================================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

6.     REINSURANCE, Continued

       Reinsurance recoverables at December 31 include amounts recoverable on unpaid and paid losses and were as follows (in millions):

       ----------------------------------------------------------------------------
                                                                1995           1994
       ----------------------------------------------------------------------------
       Reinsurance Recoverables:
           Life and accident and health business:
              Non-affiliated companies                        $1,744         $  661
              Affiliated companies                                 -              3

           Property-casualty business:
              Affiliated companies                             2,363          2,251
       ----------------------------------------------------------------------------

           Total Reinsurance Recoverables                     $4,107         $2,915
       ============================================================================

       Total reinsurance recoverable at December 31, 1995 includes $929 million recoverable from MetLife in connection with the sale of the Company's group life and related businesses. See note 4.

7.     SHAREHOLDER'S EQUITY

       Additional Paid-In Capital

       The decrease of $318 million in additional paid-in capital during 1995 is due primarily to the dividend of Transport to the Company's parent (see note 4).

       The increase of $273 million in additional paid-in capital during 1994 is due primarily to the finalization of the evaluations and appraisals used to assign fair values to assets and liabilities under purchase accounting.

       The increase of $1.7 billion in additional paid-in capital during 1993 arose from a contribution of $400 million from The Travelers Corporation and the contribution of TIHI (see notes 2 and 4). This was partially offset by the impact of the initial evaluations and appraisals used to assign fair values to assets and liabilities under purchase accounting.

       Unrealized Investment Gains (Losses)

       An analysis of the change in unrealized gains and losses on investments is shown in note 15.

       Shareholder's Equity and Dividend Availability

       Statutory net income, including TIHI, was $235 million and $100 million for the years ended December 31, 1995 and 1994, respectively. Statutory net loss, excluding TIHI, was $648 million for the year ended December 31, 1993.

       Statutory capital and surplus was $3.2 billion and $2.1 billion at December 31, 1995 and 1994, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

7.     SHAREHOLDER'S EQUITY, Continued

       The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $506 million is available in 1996 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

       Dividend payments to the Company from its insurance subsidiaries are subject to similar restrictions and are limited to $16 million in 1996.

8.     DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

       Derivative Financial Instruments with Off-Balance Sheet Risk

       The Company uses derivative financial instruments, including financial futures, interest rate swaps and forward contracts, as a means of hedging exposure to foreign currency and/or interest rate risk on anticipated transactions or existing assets and liabilities. Also, in the normal course of business, the Company has fixed and variable rate loan commitments and unfunded commitments to partnerships. The Company does not hold or issue derivative instruments for trading purposes.

       These derivative financial instruments have off-balance-sheet risk. Financial instruments with off-balance-sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the consolidated balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss or cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. For unfunded commitments to partnerships, credit exposure is the amount of the unfunded commitments. For fixed and variable rate loan commitments, credit exposure is represented by the contractual amount of these instruments.

       The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance-sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures. Some transactions include the use of collateral to minimize credit risk and lower the effective cost to the borrower.

       The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arises from the sale of certain insurance and investment products. To hedge against adverse changes in interest rates, the Company enters short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

8. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, Continued

       Futures contracts have little credit risk since organized exchanges are the counterparties. Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract. At December 31, 1995, the Company's futures contracts have no fair value because these contracts are marked to market and settled in cash.

       The Company may occasionally enter into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match an asset with a corresponding liability. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty. In all cases, counterparties under these agreements are major financial institutions with the risk of non-performance considered remote.

       The off-balance-sheet risks of interest rate swaps, financial futures contracts, forward contracts, fixed and variable rate loan commitments and unfunded commitments to partnerships were not significant at December 31, 1995 and 1994.

       Derivative Financial Instruments without Off-Balance Sheet Risk

       The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group Inc. in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gives the Company the right to receive payments if interest rates exceed specific levels at specified dates. The premium of $2 million paid for this instrument is being amortized over its life. The interest rate cap asset is reported at fair value which is $1 million at December 31, 1995.

       Fair Value of Certain Financial Instruments

       The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments which are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

       At December 31, 1995, investments in fixed maturities had a carrying value and a fair value of $18.8 billion, compared with a carrying value and a fair value of $17.3 billion at December 31, 1994. See note 15.

       At December 31, 1995, mortgage loans had a carrying value of $3.6 billion, which approximated fair value, compared with a carrying value of $4.9 billion, which approximated fair value at December 31, 1994. In estimating fair value, the Company used interest rates reflecting the higher returns required in the real estate financing market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

8. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, Continued

       The carrying values of $647 million and $417 million of financial instruments classified as other assets approximated their fair values at December 31, 1995 and 1994, respectively. The carrying values of $1.3 billion and $1.2 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 1995 and 1994, respectively. Fair value is determined using various methods including discounted cash flows, as appropriate for the various financial instruments.

       At December 31, 1995, contractholder funds with defined maturities had a carrying value of $2.4 billion and a fair value of $2.5 billion, compared with a carrying value of $4.2 billion and a fair value of $4.0 billion at December 31, 1994. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $9.3 billion and a fair value of $9.0 billion at December 31, 1995, compared with a carrying value of $9.1 billion and a fair value of $8.8 billion at December 31, 1994. These contracts generally are valued at surrender value.

       The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $1.5 billion and $1.6 billion, respectively, at December 31, 1995, compared with a carrying value and a fair value of $1.5 billion and $1.4 billion, respectively, at December 31, 1994. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $1.5 billion and $1.4 billion, respectively, at December 31, 1995, compared with a carrying value and a fair value of $1.5 billion and $1.3 billion, respectively, at December 31, 1994.

       The carrying values of cash, short-term securities and investment income accrued approximated their fair values.

       The carrying value of policy loans, which have no defined maturities, was considered to be fair value.

9.     COMMITMENTS AND CONTINGENCIES

       Financial Instruments with Off-Balance-Sheet Risk

       See note 8 for a discussion of financial instruments with off-balance-sheet risk.

       Litigation

       The Company is a defendant or codefendant in various litigation matters. Although there can be no assurances, as of December 31, 1995, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

10.    BENEFIT PLANS

       Pension Plans

       The Company participates in qualified and nonqualified, noncontributory defined benefit pension plans sponsored by an affiliate covering the majority of the Company's U.S. employees. Benefits for the qualified plan are based on an account balance formula. Under this formula, each employee's accrued benefit can be expressed as an account that is credited with amounts based upon the employee's pay, length of service and a specified interest rate, all subject to a minimum benefit level. This plan is funded in accordance with the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code. For the nonqualified plan, contributions are based on benefits paid.

       Certain subsidiaries of TIHI participate in a noncontributory defined benefit plan sponsored by their ultimate parent, Travelers.

       The Company's share of net pension expense was not significant for 1995, 1994 and 1993.

       Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1995, 1994 and 1993.

       Other Benefit Plans

       In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees through a plan sponsored by TIGI. This plan does not include employees of TIHI. Covered employees may become eligible for these benefits if they reach retirement age while working for the Company. These retirees may elect certain prepaid health care benefit plans. Life insurance benefits generally are set at a fixed amount. The cost recognized by the Company for these benefits represents its allocated share of the total costs of the plan, net of employee contributions. The Company's share of the total cost of the plan for 1995, 1994 and 1993 was not significant.

       The Merger resulted in a change in control of The Travelers Corporation as defined in the applicable plans, and provisions of some employee benefit plans secured existing compensation and benefit entitlements earned prior to the change in control, and provided a salary and benefit continuation floor for employees whose employment was affected. These merger-related costs were assumed by TIGI.

       Savings, Investment and Stock Ownership Plan

       Under the savings, investment and stock ownership plan available to substantially all employees of TIGI (except TIHI), the Company matches a portion of employee contributions. Effective April 1, 1993, the match decreased from 100% to 50% of an employee's first 5% contribution and a variable match based on the profitability of TIGI and its subsidiaries was added. The Company's matching obligation was not significant in 1995, 1994 and 1993.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

11.    RELATED PARTY TRANSACTIONS

       The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI (excluding
       TIHI) are handled by the Company. Settlements for these payments between the Company and its affiliates are made regularly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

       TIGI and its subsidiaries maintain a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1995 and 1994, the pool totaled approximately $2.2 billion and $1.5 billion, respectively. The Company's share of the pool amounted to $1.4 billion and $1.1 billion at December 31, 1995 and 1994, respectively, and is included in short-term securities in the consolidated balance sheet.

       The Company sells structured settlement annuities to its affiliates, The Travelers Indemnity Company and its subsidiaries. Such deposits were $38 million, $39 million and $50 million for 1995, 1994 and 1993, respectively.

       The Company markets individual annuity products through The Copeland Companies, a subsidiary of TIGI. Deposits related to these products were $684 million, $635 million and $581 million in 1995, 1994 and 1993, respectively.

       The Company markets variable annuity products and life and accident and health insurance through its affiliate, Smith Barney. Premiums and deposits related to these products were $580 million and $161 million in 1995 and 1994, respectively.

       The Company leases new furniture and equipment from a noninsurance subsidiary of TIGI. The rental expense charged to the Company for this furniture and equipment was not significant in 1995, 1994 and 1993.

       At December 31, 1995 and 1994, TIC had an investment of $24 million and $23 million, respectively, in bonds of its affiliate, Commercial Credit Company. This is included in fixed maturities in the consolidated balance sheet.

       TIHI had an investment of $445 million and $231 million in common stock of Travelers at December 31, 1995 and 1994, respectively. This is carried at fair value. At December 31, 1994, Transport had an investment of $35 million in nonredeemable preferred stock of Travelers which was carried at fair value. TIHI had notes receivable from Travelers of $30 million at December 31, 1994, which were carried at cost. The notes were paid during 1995. These assets are included in other investments in the consolidated balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

12.    LEASES

       The Company has entered into various operating and capital lease agreements for office space and data processing and certain other equipment. Rental expense under operating leases was $22 million, $23 million and $26 million, in 1995, 1994 and 1993, respectively. Future net minimum rental and lease payments are estimated as follows:

       --------------------------------------------------------------------------------------
                                                      Minimum operating              Sublease
       (in millions)                                    rental payments         rental income
       --------------------------------------------------------------------------------------
       Year ending December 31,
             1996                                                  $103                   $26
             1997                                                    88                    19
             1998                                                    77                    10
             1999                                                    71                     6
             2000                                                    64                     6
             Thereafter                                             310                    28
       --------------------------------------------------------------------------------------
                                                                   $713                   $95
       --------------------------------------------------------------------------------------

       The Company is reimbursed by affiliates of TIGI for utilization of space and equipment.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

13.    FEDERAL INCOME TAXES

       --------------------------------------------------------------------------------------
       (in millions)                                      1995            1994     |     1993
       ----------------------------------------------------------------------------|---------
                                                                                   |
       Effective tax rate                                                          |
                                                                                   |
       Income before federal income taxes                 $837           $ 597     |    $ (85)
       Statutory tax rate                                   35%             35%    |       35%
       ----------------------------------------------------------------------------|---------
                                                                                   |
       Expected federal income taxes                      $293           $ 209     |    $ (30)
       Tax effect of:                                                              |
          Nontaxable investment income                      (4)             (4)    |       (1)
          Adjustments to benefit and other reserves          -               -     |      (50)
          Adjustment to deferred tax asset for                                     |
             enacted change in tax rates from                                      |
             34% to 35%                                      -               -     |      (18)
          Other, net                                         1               6     |       (7)
       ----------------------------------------------------------------------------|---------
       Federal income taxes (benefit)                     $290           $ 211     |    $(106)
       ----------------------------------------------------------------------------|---------
                                                                                   |
       Effective tax rate                                   35%             35%    |      125%
       ----------------------------------------------------------------------------|---------
                                                                                   |
       Composition of federal income taxes                                         |
       Current:                                                                    |
          United States                                   $220           $(108)    |    $ (61)
          Foreign                                           13              12     |        3
       ----------------------------------------------------------------------------|---------
             Total                                         233             (96)    |      (58)
       ----------------------------------------------------------------------------|---------
                                                                                   |
       Deferred:                                                                   |
          United States                                     52             302     |      (48)
          Foreign                                            5               5     |        -
       ----------------------------------------------------------------------------|-----------
             Total                                          57             307     |      (48)
       ----------------------------------------------------------------------------|-----------
       Federal income taxes                               $290           $ 211     |  $  (106)
       ----------------------------------------------------------------------------------------

       Tax benefits allocated directly to shareholder's equity for the years ended December 31, 1995 and 1994 were $7 million and $2 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

13.    FEDERAL INCOME TAXES, Continued

       The net deferred tax liability at December 31, 1995 and the net deferred tax asset at December 31, 1994 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

       --------------------------------------------------------------------------------------------
       (in millions)                                                        1995               1994
       --------------------------------------------------------------------------------------------
       Deferred tax assets:
         Benefit, reinsurance and other reserves                           $ 447             $  453
         Contractholder funds                                                 54                158
         Investments                                                           -                690
         Other employee benefits                                              83                 87
         Other                                                               264                257
       --------------------------------------------------------------------------------------------
           Total                                                             848              1,645
       --------------------------------------------------------------------------------------------

       Deferred tax liabilities:
         Deferred acquisition costs and value of insurance in force          538                529
         Investments                                                         152                  -
         Prepaid pension expense                                               9                  5
         Other                                                                81                 61
       --------------------------------------------------------------------------------------------
           Total                                                             780                595
       --------------------------------------------------------------------------------------------

       Net deferred tax asset before valuation allowance                      68              1,050
       Valuation allowance for deferred tax assets                          (100)              (100)
       --------------------------------------------------------------------------------------------

       Net deferred tax (liability) asset after valuation allowance        $ (32)            $  950
       --------------------------------------------------------------------------------------------

       Starting in 1994 and continuing for at least five years, the Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated return on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

13.    FEDERAL INCOME TAXES, Continued

       A net deferred tax asset valuation allowance of $100 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and the consolidated federal income tax return of Travelers commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1995. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

       At December 31, 1995, the Company has no ordinary or capital loss carryforwards.

       The "policyholders surplus account", which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $932 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $326 million.

14.    NET INVESTMENT INCOME

       --------------------------------------------------------------------------------------------
       (For the year ended December 31, in millions)            1995           1994    |       1993
       --------------------------------------------------------------------------------|-----------
                                                                                       |
       Gross investment income                                                         |
       Fixed maturities                                       $1,191         $1,082    |     $1,069
       Mortgage loans                                            419            511    |        655
       Policy loans                                              163            110    |        104
       Real estate held for sale                                 111            174    |        371
       Other                                                      97             52    |          8
       --------------------------------------------------------------------------------|-----------
                                                               1,981          1,929    |      2,207
       --------------------------------------------------------------------------------|-----------
                                                                                       |
       Investment expenses                                       157            227    |        477
       --------------------------------------------------------------------------------|-----------
       Net investment income                                  $1,824         $1,702    |     $1,730
       --------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES)

       Realized investment gains (losses) for the periods were as follows:

       ------------------------------------------------------------------------------------------
       (For the year ended December 31, in millions)            1995          1994    |      1993
       -------------------------------------------------------------------------------|----------
                                                                                      |
       Realized                                                                       |
       Fixed maturities                                         $(43)         $(3)    |     $ 159
       Equity securities                                          36           18     |        12
       Mortgage loans                                             47            -     |       (35)
       Real estate held for sale                                  18            -     |      (212)
       Other                                                      48           (2)    |        37
       -------------------------------------------------------------------------------|----------
       Realized investment gains (losses)                       $106          $13     |     $ (39)
       ------------------------------------------------------------------------------------------

       Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

       --------------------------------------------------------------------------------------------
       (For the year ended December 31, in millions)            1995            1994    |      1993
       ---------------------------------------------------------------------------------|----------
                                                                                        |
       Unrealized                                                                       |
       Fixed maturities                                       $1,974         $(1,319)   |     $(235)
       Equity securities                                          46             (25)   |       (17)
       Other                                                     200             165    |        28
       ---------------------------------------------------------------------------------|----------
                                                               2,220          (1,179)   |      (224)
       Related taxes                                             778            (412)   |       (83)
       ---------------------------------------------------------------------------------|----------
       Change in unrealized investment gains (losses)          1,442            (767)   |      (141)
       Contribution of TIHI                                        -               -    |         5
       Balance beginning of year                                (760)              7    |       143
       --------------------------------------------------------------------------------------------
       Balance end of year                                    $  682         $  (760)        $   7
       --------------------------------------------------------------------------------------------

       The initial adoption of FAS 115 resulted in an increase of approximately $232 million (net of taxes) to net unrealized gains in 1994.

       Fixed Maturities

       Proceeds from sales of fixed maturities classified as available for sale were $6.8 billion and $1.3 billion in 1995 and 1994, respectively. Gross gains of $80 million and $14 million and gross losses of $124 million and $26 million in 1995 and 1994, respectively, were realized on those sales.

       Prior to December 31, 1993, fixed maturities that were intended to be held to maturity were recorded at amortized cost and classified as held for investment. Sales from the amortized cost portfolios have been made periodically. Such sales were $99 million in 1993, resulting in gross realized gains of $6 million and gross realized losses of $1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Prior to December 31, 1993, the carrying values of the trading portfolio fixed maturities were adjusted to market value as it was likely they would be sold prior to maturity. Sales of trading portfolio fixed maturities were $4.0 billion in 1993. Gross gains of $139 million and gross losses of $2 million were realized on those sales.

       The amortized cost and market value of investments in fixed maturities were as follows:

       ---------------------------------------------------------------------------------------------------
       December 31, 1995
       -------------------------------------------------------------------------------------------------
                                                                Gross            Gross
                                          Amortized        unrealized       unrealized            Market
       (in millions)                           cost             gains           losses             value
       -------------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                     $ 4,174              $103              $15           $ 4,262
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                  1,327               116                -             1,443
          Obligations of states,
             municipalities and
             political subdivisions              91                 2                -                93
          Debt securities issued by
             foreign governments                311                17                -               328
          All other corporate bonds          12,283               442               10            12,715
          Redeemable preferred stock              1                 -                -                 1
       -------------------------------------------------------------------------------------------------
          Total                             $18,187              $680              $25           $18,842
       -------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       ---------------------------------------------------------------------------------------------------
       December 31, 1994
       -------------------------------------------------------------------------------------------------
                                                                  Gross            Gross
                                            Amortized        unrealized       unrealized          Market
       (in millions)                             cost             gains           losses           value
       -------------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                       $ 3,779               $ 3           $  304         $ 3,478
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                    3,080                 3              306           2,777
          Obligations of states,
             municipalities and
             political subdivisions                87                 -                7              80
          Debt securities issued by
             foreign governments                  398                 -               26             372
          All other corporate bonds            11,225                14              696          10,543
          Redeemable preferred stock               10                 -                -              10
       -------------------------------------------------------------------------------------------------
          Total                               $18,579               $20           $1,339         $17,260
       -------------------------------------------------------------------------------------------------

       The amortized cost and market value of fixed maturities at December 31, 1995, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       -----------------------------------------------------------------------------------------------
       Maturity                                                                Amortized        Market
       (in millions)                                                                cost         value
       -----------------------------------------------------------------------------------------------
       Due in one year or less                                                   $   788       $   792
       Due after 1 year through 5 years                                            5,053         5,156
       Due after 5 years through 10 years                                          5,176         5,416
       Due after 10 years                                                          2,996         3,216
       -----------------------------------------------------------------------------------------------
                                                                                  14,013        14,580
       Mortgage-backed securities                                                  4,174         4,262
       -----------------------------------------------------------------------------------------------
          Total                                                                  $18,187       $18,842
       -----------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, primarily planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

       At December 31, 1995 and 1994, the Company held CMOs with a market value of $2.3 billion and $2.2 billion, respectively. Approximately 89% of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1995 and 1994. In addition, the Company held $917 million and $1.3 billion of GNMA, FNMA or FHLMC mortgage-backed securities at December 31, 1995 and 1994, respectively. Virtually all of these securities are rated AAA. The Company also held $1.3 billion and $927 million of securities that are backed primarily by credit card or car loan receivables at December 31, 1995 and 1994, respectively.

       Equity Securities

       The cost and market values of investments in equity securities were as follows:

       -------------------------------------------------------------------------------------------------
       December 31, 1995
       -------------------------------------------------------------------------------------------------
                                                                Gross            Gross
                                                           unrealized       unrealized            Market
       (in millions)                           Cost             gains           losses             value
       -------------------------------------------------------------------------------------------------
       Common stocks                           $138               $48               $5              $181
       Nonredeemable preferred stocks            44                 2                3                43
       -------------------------------------------------------------------------------------------------
         Total                                 $182               $50               $8              $224
       -------------------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------
       December 31, 1994
       ---------------------------------------------------------------------------------------------------
                                                                  Gross            Gross
                                                             unrealized       unrealized            Market
       (in millions)                             Cost             gains           losses             value
       ---------------------------------------------------------------------------------------------------
       Common stocks                           $  133           $    19           $   21           $   131
       Nonredeemable preferred stocks              40                 -                2                38
       ---------------------------------------------------------------------------------------------------
         Total                                 $  173           $    19           $   23           $   169
       ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Proceeds from sales of equity securities were $379 million and $357 million in 1995 and 1994, respectively. Gross gains of $27 million and $24 million and gross losses of $2 million and $6 million in 1995 and 1994, respectively, were realized on those sales.

       Mortgage loans and real estate held for sale

       Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market. The Company continues its strategy, adopted in conjunction with the Merger, to dispose of these real estate assets and some of the mortgage loans and to reinvest the proceeds to obtain current market yields.

       At December 31, 1995 and 1994, the Company's mortgage loan and real estate held for sale portfolios consisted of the following (in millions):

       ---------------------------------------------------------------------------------
                                                                   1995             1994
       ---------------------------------------------------------------------------------
       Current mortgage loans                                 $   3,385         $  4,467
       Underperforming mortgage loans                               241              471
       ---------------------------------------------------------------------------------
              Total                                               3,626            4,938
       ---------------------------------------------------------------------------------

       Real estate held for sale                                    293              383
       ---------------------------------------------------------------------------------
              Total                                           $   3,919         $  5,321
       ---------------------------------------------------------------------------------

        Aggregate annual maturities on mortgage loans at December 31, 1995 are as follows:

       -------------------------------------------------------
       (in millions)
       -------------------------------------------------------
       Past maturity                                 $     189
       1996                                                462
       1997                                                398
       1998                                                589
       1999                                                339
       2000                                                382
       Thereafter                                        1,267
       -------------------------------------------------------
           Total                                     $   3,626
       -------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Concentrations

       At December 31, 1995 and 1994, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

       The Company participates in a short-term investment pool maintained by TIGI and its subsidiaries. See note 11.

       Included in fixed maturities are below investment grade assets totaling $1.0 billion and $922 million at December 31, 1995 and 1994, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

       The Company also had significant concentrations of investments, primarily fixed maturities, in the following industries:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1995              1994
       ---------------------------------------------------------------------------------------------------
       Finance                                                                  $  1,491         $   1,241
       Banking                                                                     1,226               953
       Electric utilities                                                          1,023             1,222
       Oil and gas                                                                   861               859
       ---------------------------------------------------------------------------------------------------


       Below investment grade assets included in the totals above, were as follows:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1995              1994
       ---------------------------------------------------------------------------------------------------
       Finance                                                                     $  56            $   75
       Banking                                                                         8                21
       Electric utilities                                                             26                32
       Oil and gas                                                                    66                33
       ---------------------------------------------------------------------------------------------------

       At December 31, 1995 and 1994, significant concentrations of mortgage loans were for properties located in highly populated areas in the states listed below:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1995              1994
       ---------------------------------------------------------------------------------------------------
       California                                                                 $  736         $     929
       New York                                                                      400               558
       ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Other mortgage loan investments are fairly evenly dispersed throughout the United States, with no holdings in any state exceeding $332 million and $432 million at December 31, 1995 and 1994, respectively.

       Concentrations of mortgage loans by property type at December 31, 1995 and 1994 were as follows:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1995              1994
       ---------------------------------------------------------------------------------------------------
       Office                                                                   $  1,513         $   2,065
       Apartment                                                                     580             1,029
       Agricultural                                                                  556               540
       Retail                                                                        426               606
       ---------------------------------------------------------------------------------------------------

       The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

       Investment Valuation Reserves

       There were no investment valuation reserves at December 31, 1995 and 1994. Investment valuation reserve activity during 1994 and 1993 was as follows:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1994     |        1993
       --------------------------------------------------------------------------------------|------------
                                                                                             |
       Beginning of year                                                        $     67     |   $   1,417
       Increase                                                                        -     |         195
       Impairments, net of gains/recoveries                                            -     |        (602)
       FAS 115/Purchase accounting adjustment                                        (67)    |        (943)
       ---------------------------------------------------------------------------------------------------
       End of year                                                              $      -         $      67
       ---------------------------------------------------------------------------------------------------

       At December 31, 1993, investment valuation reserves were comprised of $67 million for securities. Increases in the investment valuation reserves were reflected as realized investment losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Nonincome Producing

       Investments included in the consolidated balance sheets that were nonincome producing for the preceding 12 months were as follows:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1995              1994
       ---------------------------------------------------------------------------------------------------
       Mortgage loans                                                           $     65         $     127
       Real estate                                                                    18                73
       Fixed maturities                                                                4                 6
       ---------------------------------------------------------------------------------------------------
       Total                                                                    $     87         $     206
       ---------------------------------------------------------------------------------------------------

       Restructured Investments

       The Company had mortgage loans and debt securities which were restructured at below market terms totaling approximately $67 million and $259 million at December 31, 1995 and 1994, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans amounted to $16 million in 1995 and $52 million in 1994. Interest on these assets, included in net investment income, aggregated $8 million and $17 million in 1995 and 1994, respectively.

16.    LIFE AND ANNUITY DEPOSIT FUNDS AND RESERVES

       At December 31, 1995, the Company had $22.4 billion of life and annuity deposit funds and reserves. Of that total, $11.4 billion were not subject to discretionary withdrawal based on contract terms and related market conditions. The remaining $11.0 billion were for life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that were subject to discretionary withdrawal were $1.5 billion of liabilities that are surrenderable with market value adjustments. An additional $5.8 billion of the life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 5.2%. Another $870 million of liabilities are surrenderable at book value over 5 to 10 years. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $2.8 billion of liabilities are surrenderable without charge. Approximately 25% of these liabilities relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

17. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES

       The following table reconciles net income to net cash provided by (used in) operating activities:

       ---------------------------------------------------------------------------------------------------
       (For the year ended December 31, in millions)               1995             1994      |       1993
       ---------------------------------------------------------------------------------------|-----------
                                                                                              |
       Net income from continuing operations                    $   547       $      386      |  $      21
          Reconciling adjustments                                                             |
           Realized (gains) losses                                 (106)             (13)     |         39
           Deferred federal income taxes                             57              307      |        (48)
           Amortization of deferred policy acquisition                                        |
              costs and value of insurance in force                 290              281      |         56
           Additions to deferred policy acquisition costs          (454)            (435)     |         51
           Trading account investments,                                                       |
              (purchases) sales, net                                  -                -      |     (1,585)
           Investment income accrued                                 (9)             (47)     |          3
           Premium balances receivable                               (8)               5      |         (5)
           Insurance reserves and accrued expenses                  291              212      |        166
           Restructuring reserves                                     -                -      |        (79)
           Other, including investment valuation reserves                                     |
              in 1993                                                62             (212)     |         32
       ---------------------------------------------------------------------------------------|-----------
          Net cash provided by (used in)                                                      |
              operating activities                                  670              484      |     (1,349)
          Net cash provided by (used in)                                                      |
              discontinued operations                              (596)             233      |        (23)
       ---------------------------------------------------------------------------------------|-----------
          Net cash provided by (used in)                                                      |
              operations                                        $    74       $      717      |  $  (1,372)
       ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

18.    NONCASH INVESTING AND FINANCING ACTIVITIES

       Significant noncash investing and financing activities include: a) the 1995 transfer of assets with a fair market value of approximately $1.5 billion and statutory reserves and other liabilities of approximately $1.5 billion to MetLife (see note 4); b) the 1995 dividend of Transport Life Insurance Company to the Company's parent (see note 4); c) the acquisition of real estate through foreclosures of mortgage loans amounting to $97 million, $229 million and $563 million in 1995, 1994 and 1993, respectively; d) the acceptance of purchase money mortgages for sales of real estate aggregating $27 million, $96 million and $190 million in 1995, 1994 and 1993, respectively; e) the 1994 exchange of $23 million of TIHI's investment in Travelers common stock for $35 million of Travelers nonredeemable preferred stock; f) the 1993 contribution of TIHI by Travelers (see note 4); g) the 1993 contribution of $400 million of bond investments by The Travelers Corporation (see note 7); h) increases in investment valuation reserves in 1993 for real estate held for sale (see note 15); and i) the 1993 transfer of $352 million of mortgage loans and bonds from the Company's general account to two separate accounts.

                       STATEMENT OF ADDITIONAL INFORMATION
                                     FUND QP





                         Group Variable Annuity Contract
                                    issued by





                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183



L-12549S                                                       (September, 1996)


                                       5